UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, Illinois			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders.

1

SEMI-ANNUAL REPORT

Frontegra Mastholm International Equity Fund

Frontegra SAM Global Equity Fund

Frontegra MFG Global Equity Fund

Frontegra HEXAM Emerging Markets Fund

Frontegra Timpani Small Cap Growth Fund

Frontegra Netols Small Cap Value Fund

Frontegra Phocas Small Cap Value Fund

Lockwell Small Cap Value Fund

Frontegra Asset Management, Inc.

December 31, 2011

TABLE OF CONTENTS

Shareholder Letter	1

Frontegra Mastholm International Equity Fund

Report from Mastholm Asset Management, LLC	4

Investment Highlights	5

Frontegra SAM Global Equity Fund

Report from Sustainable Asset Management USA, Inc.	8

Investment Highlights	10

Frontegra HEXAM Emerging Markets Fund

Report from HEXAM Capital Partners, LLP	12

Investment Highlights	14

Frontegra Timpani Small Cap Growth Fund

Report from Timpani Capital Management LLC	16

Investment Highlights	18

Frontegra Netols Small Cap Value Fund

Report from Netols Asset Management, Inc.	20

Investment Highlights	21

Frontegra Phocas Small Cap Value Fund

Report from Phocas Financial Corporation	24

Investment Highlights	26

Lockwell Small Cap Value Fund

Report from Lockwell Investments, LLC	28

Investment Highlights	29

Expense Example	30

Schedule of Investments

Frontegra Mastholm International Equity Fund	33

Frontegra SAM Global Equity Fund	36

Frontegra MFG Global Equity Fund	38

Frontegra HEXAM Emerging Markets Fund	39

Frontegra Timpani Small Cap Growth Fund	41

Frontegra Netols Small Cap Value Fund	43

Frontegra Phocas Small Cap Value Fund	45

Lockwell Small Cap Value Fund	48

Statements of Assets and Liabilities	50

Statements of Operations	52

Statements of Changes in Net Assets	54

Financial Highlights	58

Notes to Financial Statements	68

Board of Directors' Approval of Advisory and Subadvisory Agreements	79

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past six months ending December 31, 2011. The S&P 500 Index was down 3.69%, and small capitalization stocks struggled, with the Russell 2000® Index returning -9.77%. International stocks, as measured by the MSCI EAFE Index, returned -16.21% over the six-month period.

Fund Results

For the six month period ending December 31, 2011, the Frontegra Mastholm International Equity Fund, managed by Mastholm Asset Management, returned -19.58%, net, versus the benchmark return of -16.21% for the MSCI EAFE Index.

For the six month period ending December 31, 2011, the Frontegra SAM Global Equity Fund, managed by Sustainable Asset Management USA, returned -12.75%, net, versus the MSCI World Index (Net) return of -10.29%.

For the six month period ending December 31, 2011, the Frontegra HEXAM Emerging Markets Fund, managed by HEXAM Capital Partners, returned -25.66%, net, versus the MSCI Emerging Markets Index (Net) return of -19.13%.

The Frontegra Timpani Small Cap Growth Fund, managed by Timpani Capital Management, returned -15.43%, net, versus the Russell 2000® Growth Index return of -10.59% for the six month period ending December 31, 2011.

For the six month period ending December 31, 2011, the Frontegra Netols Small Cap Value Fund - Institutional Class, managed by Netols Asset Management, returned -10.91%, net, versus the Russell 2000® Value Index return of -8.94%. The Frontegra Netols Small Cap Value Fund - Class Y, returned -11.11%, net, over the same time period.

The Frontegra Phocas Small Cap Value Fund - Class L, returned -8.13%, net, versus the Russell 2000 Value Index return of -8.94% for the six month period ending December 31, 2011. The Frontegra Phocas Small Cap Value Fund - Class I returned -8.18%, net, over the same time period.

For the period from July 1, 2011 (inception), through December 31, 2011, the Lockwell Small Cap Value Fund, managed by Lockwell Investments, returned -10.76%, net, versus the Russell 2000 Value Index return of -10.29%.

Outlook

The markets continue to be relatively volatile due to concerns with Europe and the global economy. Correlations across a variety of investments have risen dramatically since August, making it difficult to add value through bottom-up stock selection. As we enter a new calendar year, we will endeavor to manage your assets with the skill and adroitness necessary in these difficult times.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Best regards,

William D. Forsyth, CFA

President

Frontegra Funds, Inc.

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FRONTEGRA
MASTHOLM INTERNATIONAL EQUITY FUND

REPORT FROM MASTHOLM ASSET MANAGEMENT, LLC

Dear Shareholders:

The Frontegra Mastholm International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States. The objective is relative to and measured against the MSCI EAFE Index.

Performance Review

The Frontegra Mastholm International Equity Fund returned -19.58%, net of fees, for the six month period ending December 31, 2011. The Fund's return underperformed the -16.21% return of its benchmark, the MSCI EAFE Index. For the year, the Fund returned -16.16%, net of fees, compared to the benchmark return of -11.73%.

Portfolio Outlook and Strategy

Global equity markets suffered large losses in the third quarter due to the eurozone debt crisis and rebounded modestly in the fourth quarter.

The portfolio team became more defensive beginning in May and more so during the beginning of August, rotating away from commodities and financials into defensive staples and health care. Over the course of the quarter, the investment team took advantage of volatile sector swings and adjusted portfolio weights on the margin to weather the storm.

International stocks staged a modest but volatile rally in the fourth quarter, but the Fund trailed the index primarily due to stock selection in the consumer discretionary, energy and financial sectors.

For the six month period, financials, materials and consumer discretionary stocks were the worst performing sectors of the market, while health care, consumer staples and energy were the top performing groups.

In the energy sector, the Fund was underweighted relative to the index. Energy stocks were the best performers in the quarter, gaining about 15%. In the consumer discretionary area, many of the Fund's best performers in Asia during the first three months of the period suffered from profit taking as investors rotated into energy and industrials that had lagged during the market downdraft in the third quarter.

Several bank stocks also negatively impacted performance, including Commerzbank, Intesa Sanpaolo and ING.

Stock selection added value in the technology and consumer discretionary/staples sectors, but these gains were not enough to offset the market rotation that negatively impacted some of the positions in Japan consumer stocks and European industrials.

The negative impact of the fourth quarter was disappointing. However, the massive amount of stock market volatility we have experienced in the past four years will cause Fund performance to take a pause during inflection points in the market. The unprecedented liquidity provided by the European Central Bank at the end of December has calmed nervous investors, and provided a backdrop for the rally which began in the fourth quarter. The investment team believes that the portfolio is well positioned to participate in this environment.

Thank you for your continued support.

Robert L. Gernstetter
Managing Director
Mastholm Asset Management, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/08/04 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Effective October 12, 2009, Mastholm Asset Management, LLC became subadviser to the Fund. New Star Institutional Managers Limited served as subadviser prior to Mastholm Asset Management, LLC. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/11	FUND	INDEX
SIX MONTHS	(19.58)%	(16.21)%
ONE YEAR	(16.16)%	(11.73)%
FIVE YEAR AVERAGE ANNUAL	(6.55)%	(4.26)%
AVERAGE ANNUAL SINCE INCEPTION	0.74%	3.98%

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FRONTEGRA
SAM GLOBAL EQUITY FUND

REPORT FROM SUSTAINABLE ASSET MANAGEMENT USA, INC.

Dear Shareholders:

The Frontegra SAM Global Equity Fund strives to achieve capital appreciation by investing in a non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that combine their market and financial strategy with a high level of environmental awareness and a clearly defined social policy. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontegra SAM Global Equity Fund returned -12.75%, net of fees, for the six month period ending December 31, 2011. The Fund's return underperformed the -10.29% return of its benchmark, the MSCI World Index (Net). For the year, the Fund returned -8.43% compared to the benchmark's return of -5.54%.

Stock selection has had a negative contribution in the second half of the year. The underperformance was largely driven by portfolio exposure in more cyclical sectors such as Industrial, Consumer Discretionary and Information Technology. Performance of Health Care stocks was also weak and in particular for drug generics companies. The sell-off in this area was driven by the release of the U.S. debt ceiling-deficit plan which includes a provision for cuts to Medicare reimbursement.

Over the last quarter, stock selection contribution has turned positive, but could not offset the previous quarter's negative contribution. Stock selection was particularly effective within Health Care, Materials, Energy and Telecoms. Health Care stocks performance was strong after a very weak third quarter. Most of our portfolio positions in this area were up more than 20%. In addition, outperformance was also achieved within Energy, where exposure in European and U.S. large cap oil companies has paid off.

Portfolio allocation has added a positive contribution. The overweight position in defensive sectors such as Consumer Staples and Telecoms combined with an underweight position in Financials, Materials and Consumer Discretionary has had a positive performance impact given the high risk aversion environment.

Deviation in portfolio regional and currency allocation relative to the benchmark were not large and as a result the performance contribution from such exposure was not significant.

Portfolio Outlook and Strategy

The second half of 2011 was characterized by an unprecedented event, namely the U.S. debt downgrade by Standard & Poor's. The credit rating agency has downgraded the long-term federal debt from AAA to AA+ and has put the new grade on negative outlook, meaning the U.S. has little chance of regaining the top rating in the near term. As expected, the U.S. downgrade has triggered a sharp sell-off in equity markets and volatility climbed to its highest level since 2009.

The rising risk aversion has put pressure on interest rates in Europe, particularly in Italy and Spain where yields approached unsustainable levels. The European Central Bank, ECB, has reacted by implementing an emergency bond purchase program to fight the euro zone's debt crisis and since then spreads are gradually recovering. However, the bond-buying program is clearly a palliative and more long-term fundamental solutions to the sovereign crisis are needed to re-establish financial stability and credibility in the EU.

Economic data released over the period continued to show a slowdown in the global economy. The Composite leading indicators, designed to anticipate turning points in economic activity relative to trend, confirm a slowdown in economic activity in most OECD, Organisation for Economic Co-operation and Development, countries. The slowdown however, is less than markets have anticipated and in some countries like the U.S., the economy is holding up. Particularly important is the U.S. job market data showing signs of stabilization. The latest available figures for November show the unemployment rate falling to 8.6%, the lowest since March 2009.

We believe equity markets will continue to be heavily influenced by any further political and fiscal decisions aiming to ease strains in the financial markets. The Fed and the ECB will continue their accommodating monetary policy for the foreseeable future. As a result, we maintain a cautious outlook for the stock markets as the overall macro picture remains tepid, and the sovereign debt issues are far from resolved.

Despite our cautious outlook, from a valuation perspective we continue to see attractive investment opportunities in global equity markets. The current valuation level of companies in the portfolio is attractive, and the Fund should benefit from its positioning in companies that offer growth at a reasonable price.

Our investment strategy remains a focus on investing in sustainable companies with attractive valuations and stable earnings outlook. We also keep underweighting sectors where earnings visibility is lower, namely Financials. Within Financials, the underweight is partly offset by overweighing exposure in insurance companies that exhibit a more attractive risk-return profile.

Sincerely,

Diego d'Argenio
Senior Portfolio Manager
Sustainable Asset Management USA, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  6/18/09 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 6/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Effective June 10, 2011, Sustainable Asset Management USA, Inc. ("SAM") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to June 10, 2011, SAM served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 23 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/11	FUND	INDEX
SIX MONTHS	(12.75)%	(10.29)%
ONE YEAR	(8.43)%	(5.54)%
AVERAGE ANNUAL SINCE INCEPTION	11.09%	10.84%

FRONTEGRA
HEXAM EMERGING MARKETS FUND

REPORT FROM HEXAM CAPITAL PARTNERS, LLP

Dear Shareholders:

The Frontegra HEXAM Emerging Markets Fund aims to achieve long-term capital growth by investing at least 80% of its net assets in securities of emerging market companies. The Fund's benchmark is the MSCI Emerging Markets Index (Net).

Performance Review

During the six months ended December 31, 2011, the Frontegra HEXAM Emerging Markets Fund returned -25.66%, net of fees, compared to -19.13% for the MSCI Emerging Markets Index (Net). For the year, the Fund returned -30.56%, net of fees, compared to -18.42% for the Index.

Portfolio Review and Strategy

Volatility escalated in the second half of 2011, largely driven by events in developed market economies.

Emerging markets equities fell more than 19% in dollar terms over the final six months of 2011, significantly more than the fall for developed markets. Despite economic decoupling, financial markets have not decoupled. As emerging markets remain less liquid and non-core for many long-term investors compared to developed peers, they will clearly be more volatile in the short-term. However, the situation can change rapidly and an announcement by the Japanese government pension fund, one of the largest pension funds in the world, that it is changing its benchmark from developed to emerging markets may be a sign for things to come and could mean a much less volatile asset class going forward.

The half was highlighted by the continued fears over the health of the European economy, with the debt strife spreading from the peripheral nations to the core economies — largely Spain and Italy. Early in the half, the market was also concerned about slowing growth in the U.S., with fears of a double dip recession. We never subscribed to this view, which was largely proved correct as the U.S. economy continued to post resilient data particularly in the fourth quarter.

Our view on emerging market inflation also proved correct, with inflation peaking and monetary loosening measures being enacted in Brazil and China for example. We believe the additional liquidity from emerging market easing will be a quasi-QE3 for markets in 2012.

Samsung Electronics was the most significant stock performer over the half, as the company continues to thrive in the mobile communications space. The company now sells more smartphones globally than rival Apple and continues to boost overall market share.

The largest detractors over the half were our holdings in Russian steel stocks Mechel and MMK, with panic selling yet again dragging valuations to distressed levels. These stocks are among our top picks at the current point in the market cycle and we expect them to significantly outperform the market once sentiment improves and a focus on fundamentals returns. After the panic of 2008, Mechel's share price went up 10 times.

At the country level, we moved to significantly reduce our exposure to Turkey after a strong September, where the market reversed all its relative underperformance for the year and became a top contributor to the Fund's performance. Our decision to have a zero weighting in India also proved beneficial, with the market the second worst performer over the whole of 2011.

Over the past six months, we have reduced the number of holdings in the Fund. While the current situation is fundamentally different to 2008, it is similar in terms of the market behaviour and irrationality.

The concentration was beneficial in the fourth quarter, particularly October. Emerging market equities rose sharply as fears over the eurozone temporarily eased, while investors were buoyed by continued better-than-expected U.S. economic data and fears over a hard landing in China subsided.

Even though global emerging market ("GEM") equities rallied in Q4, the asset class still suffered one of the weakest years of returns in a decade in dollar terms, underperforming developed markets for only the second time since 2000.

Outlook

GEM equities now trade at a forward P/E of 9.1x and P/B of 1.6x. Valuations at a market level are much more appealing than at the start of 2011, where the forward P/E was 11.9x and P/B was 2.1x. GEM equities are now trading at a 17% discount to developed markets on forward P/E and are at a 33% discount to the long-term average. The Frontegra HEXAM Emerging Markets Fund is valued at a sharp discount to the Index and displaying extraordinary GARP characteristics. The P/E on the Fund is at about 7x and the forecasted forward earnings growth is running at about 15%, well in excess of the 10% level for the Index.

Thank you for your continued support.

Bryan Collings, CFA	Grant Shotter, CFA

Managing Partner and Portfolio Manager	Partner and Portfolio Manager

HEXAM Capital Partners, LLP	HEXAM Capital Partners, LLP

Stuart Richards	Marina Akopian

Partner and Portfolio Manager	Partner and Portfolio Manager

HEXAM Capital Partners, LLP	HEXAM Capital Partners, LLP

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/20/10 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/20/10 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/11	FUND	INDEX
SIX MONTHS	(25.66)%	(19.13)%
ONE YEAR	(30.56)%	(18.42)%
SINCE INCEPTION	(28.66)%	(15.01)%

FRONTEGRA
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontegra Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the perception gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the perception gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

We are disappointed to report that the Fund underperformed its benchmark, the Russell 2000® Growth Index, for the period July 1, 2011 through December 31, 2011, returning -15.43% (net of fees) vs. -10.59% for the Index. The vast majority of underperformance occurred in August and September when the market dramatically sold off largely due to macroeconomic concerns.

Stock selection was responsible for the majority of the underperformance, while sector allocation was also a slight detractor from performance. In particular, consumer discretionary, technology and energy delivered the most significant losses, while health care and financial services were positive contributors to performance. Underweight positions in energy, health care and financial services hurt performance, while an overweight in producer durables helped performance during the period.

As we expected, the individual stocks that outperformed during the period tended to be those with the largest perception gaps. The period was really a tale of two extremes. During Q3 there were few companies rewarded with positive absolute performance as investors focused instead on macro concerns around the unfolding European debt crisis. Health care companies led the outperformance in the portfolio with four of the five best performers for the period. Companies with less macro sensitive business models and strong secular growth drivers such as SXC Health Solutions, Cepheid, and Akorn contributed most to the outperformance, while secular growers in specialty retail like Ulta Salon, Cosmetics & Fragrance also made positive contributions. Polypore International was a strong contributor within materials and processing.

Fortunately during Q4, many companies were rewarded with large positive absolute appreciation as investors focused mostly on company-specific fundamentals. Top performing stocks came from a broad array of sectors during Q4. Companies with company specific events such as ZOLL Medical, with a favorable reimbursement resolution, and interclick, which was purchased by Yahoo, were large outperformers. Other companies with good business models and strong secular growth drivers such as Akorn and OSI Systems made strong contributions to the portfolio. Silicon Motion Technology was a strong performer within technology.

Portfolio Outlook

The benchmark was up significantly during Q4 rebounding from the strong selloff that occurred in Q3. Unusually high stock correlations among stocks persisted, despite the rally, as the market continued to digest macro concerns about the ongoing European debt crisis. Investors turned their attention to improving company fundamentals versus the lingering problems in Europe. Stronger economic data in the U.S. and a decent earnings season caused investors to be more comfortable taking risk and owning equities as we approached the end of the year. Stubbornly high unemployment, geopolitical risks, moderating growth in China and European debt continue to be issues that investors are fearful of despite largely positive company fundamentals. During the last few months, the close relative performance of the portfolio versus the index was a function of the continued high correlations of individual stocks coupled with some changing sector allocations, making the portfolio a little more defensively positioned.

On a micro level, companies maintained a constructive outlook on the economy and mostly exceeded analyst expectations. Corporate balance sheets are generally sound, and companies are generating ample cash flow which enables them to increase cash deployment in the form of dividends, share buybacks or accretive acquisitions. We believe that positive corporate fundamentals will lead to the potential for increased M&A activity, which could benefit the companies we own as both buyers and potential acquisition targets. This thesis came to fruition in Q4 as three companies we owned, interclick, HealthSpring and RightNow Technologies, were all bought-out at significant premiums. Our analysis continues to confirm our optimism regarding the fundamental strength of the companies in our portfolio. In particular, meetings with company management teams and other fundamental data points indicate that many companies continue to achieve robust growth and that significant perception gaps still exist. We experienced unusually high stock correlations in light of a declining volatility index (VIX), a strengthening dollar and unsustainably high yields in Italy this quarter which is indicative of continued systemic risk. More attention was finally given to company specific fundamentals, which is a step in the right direction, but we must remain mindful of dark clouds still on the horizon.

We are well aware of investors' macro concerns, but we believe we are positioned in companies with secular growth tailwinds that will be less susceptible to a macro slowdown. We are optimistic that market participants will look beyond sovereign debt fears and will focus on and reward companies that have strong, sustainable, company-specific growth drivers. We are well positioned to outperform once these fears subside. According to a recent industry report, the number one factor explaining outperformance once stock correlations start to drop is positive earnings revisions, which is what our disciplined approach is centered around.

During the period, we continued to focus on finding robust and sustainable growers with company-specific perception gaps. The results from our bottom-up stock picking process resulted in modest changes in portfolio sector allocation. We continue to be overweight in producer durables, technology and consumer discretionary. However, we have reduced exposure to consumer discretionary to a more index-like weight. We are underweight financials, consumer staples and energy, although we added to a few positions and are now closer to the index than we were at the beginning of the period. We took advantage of the declining volatility during the fourth quarter by adding and initiating positions in companies where we believe there is secular growth and that the market has underestimated growth. This is classic perception gap investing. Looking ahead, we are confident that our bottom-up process will continue to add value for shareholders.

Thank you for your continued support.

Sincerely,

Brandon Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. Equity universe.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/11	FUND	INDEX
SIX MONTHS	(15.43)%	(10.59)%
SINCE INCEPTION	(9.00)%	(6.92)%

FRONTEGRA
NETOLS SMALL CAP VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

The Frontegra Netols Small Cap Value Fund strives to achieve capital appreciation by investing at least 80% of its assets in equity securities of small capitalization companies. The objective is relative to, and measured against, the Russell 2000® Value Index.

Performance Review

During the six month period ended December 31, 2011, the Frontegra Netols Small Cap Value Fund (Institutional Class) returned -10.91%, net of fees, compared to -8.94% for the Russell 2000 Value Index. For the year, the Fund returned -4.60%, net of fees, compared to -5.50% for the Index.

Portfolio Review

The second half of 2011 was dominated by significant swings in investor confidence. In the third quarter, as Congress struggled to raise the debt ceiling, investor concern was raised over government budget issues, stagnant job growth, and the absence of leadership in Washington. During the fourth quarter, investor confidence rebounded due to the absence of negative domestic events. Additionally, the European Central Bank injected liquidity into the banking system providing near term relief for the European financial system. These factors drove a shift in sentiment from the likelihood of a double dip recession to expectations that the economy would continue along the path of slow improvement. Through the volatility in the second half of the year, and despite a strong rebound in cyclicals in the fourth quarter, more stable sectors outperformed. As a result, Utilities, Consumer Staples, and Financials outperformed, while Energy lagged during the period.

Positive Contributions to Relative Performance in the Second Half of 2011:

•  Stock selection in Industrial and Consumer Discretionary sectors

•  Overweight in Industrial and Consumer Discretionary sectors

•  Best performing stocks for the period: Acuity Brands, Domino's Pizza, Carter's, Gibraltar Industries, American Campus Communities

Negative Contributions to Relative Performance in the Second Half of 2011:

•  Stock selection in Materials and Health Care sectors

•  Underweight in Financials sector

•  Worst performing stocks for the period: Gentiva Health Services, Ferro, FelCor Lodging, Advanced Energy Industries, Modine Manufacturing

Portfolio Outlook

Most companies continue to see business trends that are consistent with a stable to slowly improving economic environment. Recent employment and housing numbers indicate economic growth may even begin to accelerate. However, sovereign debt / budget issues in Europe and the U.S. could remain a headwind for some time. Overall, we believe the economy should continue along a more stable path, and companies with strong competitive positions and positive change factors should outperform.

Thank you for your continued support.

Jeff Netols
President
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/16/05 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/11	FUND	INDEX
SIX MONTHS	(10.91)%	(8.94)%
ONE YEAR	(4.60)%	(5.50)%
FIVE YEAR AVERAGE ANNUAL	1.67%	(1.87)%
AVERAGE ANNUAL SINCE INCEPTION	3.80%	1.70%

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FRONTEGRA
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontegra Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Value Index.

Performance Review

The Frontegra Phocas Small Cap Value Fund — Class L returned -8.13%, net of fees, for the six month period ending December 31, 2011 and Class I returned -8.18%, net of fees. Both classes outperformed the -8.94% return of the benchmark, the Russell 2000 Value Index. For the year, Class L returned -5.99% compared to the benchmark return of -5.50%. Since its inception on April 7, 2011, Class I shares returned -11.53% versus -11.94% for the benchmark.

Portfolio Review and Strategy

In the third quarter, U.S. small cap stocks did worse than U.S. large cap stocks and valuation/fundamentals had little impact on the decline as investors sold equities to raise cash or buy high quality fixed income. Overall, the benchmark declined almost 22% in the third quarter. Not surprisingly, the conservative Utilities (-3%) and Consumer Staples (-16%) benchmark sectors held up relatively well. As expected, a potential for a double dip recession induced investors to reduce their holdings of Energy (-32%) and Industrials (-26%). What might surprise some investors is that Financials (-18%) was the third best performing sector within the Index. That sector was saved by the Insurance segment, which saw a number of acquisitions and improving premium pricing due to recent costly disasters. Meanwhile, Health Care, normally a port in the financial storm, suffered along with every other economically sensitive sector, down 26%.

For the fourth quarter, the Index rose 16%, snapping back but not fully recovering from the prior quarter's 22% decline. The drivers this quarter were fairly broad based with 10% gains within every sector except Telecom (+8.1%).

Because it is quite difficult, if not impossible, to time markets or sectors on a consistent basis, as illustrated above, our core investment strategy remains to concentrate on identifying undervalued stocks in each economic sector. Though it may not have been the best equity investment strategy for 2011, we believe that it will continue to be the best strategy, longer-term.

As we look to 2012, we are concentrating our efforts on investing in companies that can grow earnings and cash flow without help from overall economic expansion. Within Financials, the benchmark's largest single sector, we continue to look for opportunities within a sector where loan growth will be hard to come by and management teams are reluctant to do the M&A that is required to reduce excess capacity. This means spending more time speaking with management teams about strategic initiatives to take market share or build networks in weaker territories. This should also be another relatively good year for Real Estate as valuations remain competitive and yields remain attractive to investors. We continue to look for companies undergoing restructuring efforts, acquiring related companies with strong synergies, or operating in areas with less competition than in years past due to consolidation. We always remain fixated on discovering companies trading at sizable discounts relative to their peer groups. Several companies did not participate in the fourth quarter's run-up, and we believe there may be compelling investment opportunities among them.

One area of risk that we cannot predict remains the macro uncertainty overhang. When fundamentals and relative valuations no longer matter, our investment style moves out of favor as we remain very benchmark sector aware. As we saw in 2011, when investors only appreciate risk, without awareness of reward, fundamentals become secondary issues. We fully believe that 2012 will give fundamental investors with our investment style a better chance to differentiate valuations. We remain fully invested with less than 5% cash or equivalents.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA

Chief Executive Officer and Portfolio Manager	Portfolio Manager

Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  9/29/06 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 9/29/06. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Class L shares of the Fund. Performance for Class I shares will vary from the performance of Class L shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/11	FUND	INDEX
SIX MONTHS	(8.13)%	(8.94)%
ONE YEAR	(5.99)%	(5.50)%
FIVE YEAR AVERAGE ANNUAL	1.14%	(1.87)%
AVERAGE ANNUAL SINCE INCEPTION	2.92%	(0.16)%

FRONTEGRA
LOCKWELL SMALL CAP VALUE FUND

REPORT FROM LOCKWELL INVESTMENTS, LLC

Dear Fellow Shareholders:

The Lockwell Small Cap Value Fund strives to take advantage of a number of investor biases which are particularly prevalent within the small cap equity universe. These biases result in an opportunity set of high-quality companies whose valuations, in our opinion, do not accurately reflect the attractiveness of their franchises or business prospects. The strategy attempts to exploit these biases by using an intensive, bottom-up, research-focused process; seeking high-quality companies with specific catalysts; and becoming involved with company managements when appropriate.

Performance Review

The Lockwell Small Cap Value Fund returned -10.76%, net of fees, since its inception on July 1, 2011 through December 31, 2011, versus the benchmark Russell 2000® Value Index return of -10.29%.

During this period, stock selection added to relative performance, but was negated by our sector allocation decisions. With investors panicking in August and September, the more defensive sectors provided the best downside protection. Our underweight to the Utilities and Financial Services sectors detracted from performance during this period. The small cap universe then proceeded to rally sharply in October with the Materials and Industrial sectors leading the way. Generally, the sectors that were hurt the worst in August and September experienced the sharpest rebound during October. While the markets rallied in the fourth quarter, the gains did not offset the losses of the third quarter. Our sector positioning didn't significantly change during the second half of 2011 although the volatility did give us the opportunity to upgrade certain portfolio holdings. We continue to be overweight Industrials and Materials and underweight Financials. Additionally, we continue to maintain a frictional cash position of 3-5% in the portfolio. Given the significant volatility during the second half of the year, the cash position slightly enhanced portfolio performance.

Portfolio Outlook

In the second half of 2011, most markets experienced historically high correlations with each other. The macroeconomic issues coming out of the Euro bloc, along with the U.S. political situation, tended to drive investor sentiment. On the positive side, small cap companies produced strong profits and cash flow. With valuations being substantially reduced in the third quarter, we saw many companies buying back stock and/or paying dividends with their excess cash. While valuations came off of the late September lows and companies guided expectations lower headed into 2012, they are still producing solid profits. Our expectation for the first half of 2012 is that companies will deliver reasonable earnings, but will likely not see much margin improvement as most cost cutting opportunities have already been realized by most small cap companies. Given the strength of balance sheets and still reasonable valuations, we also won't be surprised to see increased merger and acquisition activity in the small cap universe this year. As we saw in the second half of 2011, macroeconomic events in Europe, Asia and the U.S. can overwhelm the fundamentals of small cap stocks in the short-term. Since these events are nearly impossible to predict, we will continue to spend our efforts searching for undervalued securities that have identifiable catalysts. Over the longer-term, we believe the fundamentals of these companies will produce superior stock price movements that will benefit our shareholders.

Thank you for your continued support.

Richard Glass, CFA
Principal
Lockwell Investments, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  7/01/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 7/01/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/11	FUND	INDEX
SINCE INCEPTION	(10.76)%	(10.29)%

Frontegra Funds

EXPENSE EXAMPLE

December 31, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra Mastholm International Equity, Frontegra SAM Global Equity, Frontegra MFG Global Equity, Frontegra HEXAM Emerging Markets and Lockwell Small Cap Value Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/11 – 12/31/11).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds

EXPENSE EXAMPLE (continued)

December 31, 2011 (Unaudited)

	Beginning Account	Ending Account	Annualized	Expenses Paid
Frontegra Funds	Value 7/1/2011	Value 12/31/2011	Expense Ratio*	During the Period*
Mastholm International Equity Fund
Actual Fund Return	$1,000.00	$804.20	0.75%	$3.40
Hypothetical 5% Return	$1,000.00	$1,021.37	0.75%	$3.81
SAM Global Equity Fund
Actual Fund Return	$1,000.00	$872.50	1.20%	$5.65
Hypothetical 5% Return	$1,000.00	$1,019.10	1.20%	$6.09
HEXAM Emerging Markets Fund
Actual Fund Return	$1,000.00	$743.40	1.30%	$5.70
Hypothetical 5% Return	$1,000.00	$1,018.60	1.30%	$6.60
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$845.70	1.10%	$5.10
Hypothetical 5% Return	$1,000.00	$1,019.61	1.10%	$5.58
Netols Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$890.90	1.10%	$5.23
Hypothetical 5% Return	$1,000.00	$1,019.61	1.10%	$5.58
Netols Small Cap Value Fund – Class Y
Actual Fund Return	$1,000.00	$888.90	1.50%	$7.12
Hypothetical 5% Return	$1,000.00	$1,017.60	1.50%	$7.61
Phocas Small Cap Value Fund – Class L
Actual Fund Return	$1,000.00	$918.70	0.99%	$4.77
Hypothetical 5% Return	$1,000.00	$1,020.16	0.99%	$5.03
Phocas Small Cap Value Fund – Class I
Actual Fund Return	$1,000.00	$918.20	1.10%	$5.30
Hypothetical 5% Return	$1,000.00	$1,019.61	1.10%	$5.58

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Frontegra Funds

EXPENSE EXAMPLE (continued)

December 31, 2011 (Unaudited)

Frontegra Funds	Beginning Account Value	Ending Account Value 12/31/2011	Annualized Expense Ratio	Expenses Paid During the Period
MFG Global Equity Fund
Actual Fund Return*	$1,000.00	$997.00	0.80%	$0.07
Hypothetical 5% Return**	$1,000.00	$1,021.11	0.80%	$4.06
Lockwell Small Cap Value Fund
Actual Fund Return***	$1,000.00	$892.40	1.10%	$5.20
Hypothetical 5% Return****	$1,000.00	$1,019.61	1.10%	$5.58

*  Actual expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 3/366 to reflect the most recent fiscal period end since the MFG Global Equity Fund commenced operations on December 28, 2011.

**  Hypothetical expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period commencing July 1, 2011, multiplied by 184/366 to reflect information had the MFG Global Equity Fund been in operation for the entire fiscal half year.

***  Actual expenses are equal to the Fund's annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal period end since the Lockwell Small Cap Value Fund commenced operations on July 1, 2011.

****  Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.10% multiplied by the average account value over the period commencing July 1, 2011, multiplied by 184/366 to reflect information had the Lockwell Small Cap Value Fund been in operation for the entire fiscal half year.

Frontegra Mastholm International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.1%
	Australia 3.0%
12,600	Amcor Ltd.	$92,917
3,600	Iluka Resources Ltd.	57,072
3,100	Rio Tinto Ltd.	191,192
		341,181
	Brazil 0.7%
17,800	Hypermarcas SA	81,115
	Canada 0.5%
1,000	Open Text Corp. (a)	51,140
	Denmark 1.0%
1,000	Novo Nordisk A/S - Class B	114,917
	France 4.8%
800	Arkema SA	56,636
8,000	European Aeronautic Defence and Space Co. NV	250,049
2,500	Sanofi	183,621
1,100	Schneider Electric SA	57,915
		548,221
	Germany 9.9%
2,900	Adidas AG	188,642
2,800	Bayer AG	179,020
3,500	Deutsche Bank AG	133,337
2,300	Fresenius SE & Co. KGaA	212,780
2,100	Gerresheimer AG	87,504
400	Linde AG	59,510
3,100	SAP AG	163,897
800	Volkswagen AG	107,319
		1,132,009
	Hong Kong 4.4%
59,200	AIA Group Ltd.	184,843
130,000	Galaxy Entertainment Group Ltd. (a)	238,354

Number of Shares		Value
	Hong Kong 4.4% (continued)
43,000	Li & Fung Ltd.	$79,615
		502,812
	Italy 2.9%
11,100	Lottomatica SpA (a)	166,791
4,000	Saipem SpA	170,064
		336,855
	Japan 22.1%
14,000	Anritsu Corp.	154,242
3,600	Canon, Inc.	159,491
9,100	Gree, Inc.	313,540
34	Japan Tobacco, Inc.	159,906
9,600	Mitsui Fudosan Co. Ltd.	139,940
10,500	Namco Bandai Holdings, Inc.	149,512
1,700	ORIX Corp.	140,470
196	Rakuten, Inc.	210,846
5,000	Sanrio Co. Ltd. (a)	256,918
13,900	Sega Sammy Holdings, Inc.	300,321
9,300	Seven & I Holdings Co. Ltd.	259,172
3,800	Sugi Holdings Co. Ltd.	110,786
5,100	Toyota Motor Corp.	169,956
		2,525,100
	Netherlands 5.0%
2,600	CNH Global NV - ADR (a)	93,574
36,000	ING Groep NV (a)	259,057
5,906	Royal Dutch Shell PLC	215,174
		567,805
	Norway 1.1%
5,000	Algeta ASA (a)	127,908
	Portugal 1.4%
9,600	Jeronimo Martins SGPS SA	158,913
	Singapore 1.3%
700	Jardine Cycle & Carriage Ltd.	25,970
17,700	Keppel Corp. Ltd.	126,911
		152,881

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.1% (continued)
	South Korea 3.0%
860	Hyundai Motor Co.	$159,010
204	Samsung Electronics Co. Ltd.	187,354
		346,364
	Spain 1.0%
7,100	Grifols SA (a)	119,459
	Sweden 1.3%
6,900	Atlas Copco AB	148,386
	Switzerland 6.4%
3,100	Nestle SA	178,218
3,400	Novartis AG	194,379
1,300	Roche Holding AG	220,334
480	Syngenta AG	140,530
		733,461
	United Kingdom 28.3%
11,720	BG Group PLC	250,537
14,000	BHP Billiton PLC	408,203
4,100	British American Tobacco PLC	194,551
3,800	Burberry Group PLC	69,931
10,800	Diageo PLC	235,902
4,900	GlaxoSmithKline PLC	111,976
19,000	HSBC Holdings PLC	144,893
4,100	Imperial Tobacco Group PLC	155,043
8,400	Pearson PLC	157,846
18,800	Prudential PLC	186,417
5,500	Shire PLC	191,584
5,900	Telecity Group PLC (a)	59,282

Number of Shares		Value
	United Kingdom 28.3% (continued)
31,500	Tesco PLC	$197,364
4,600	The Weir Group PLC	145,161
5,763	Unilever PLC	193,586
82,700	Vodafone Group PLC	229,765
1,800	Wolseley PLC	59,597
15,800	Xstrata PLC	239,974
		3,231,612
	Total Common Stocks
	(Cost $10,927,667)	11,220,139
RIGHTS 0.1%
360	Grifols SA Euro 0.10 (a)	6,057
	Total Rights
	(Cost $3,926)	6,057
SHORT-TERM INVESTMENTS 1.3%
	Investment Company 1.3%
151,894	AIM STIT-Liquid Assets Portfolio - Institutional Class	151,894
	Total Short-Term Investments
	(Cost $151,894)	151,894
	Total Investments 99.5%
	(Cost $11,083,487)	11,378,090
	Other Assets in Excess of Liabilities 0.5%	57,127
	TOTAL NET ASSETS 100.0%	$11,435,217

(a)  Non-Income Producing.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Discretionary	20.0%
Consumer Staples	16.8
Health Care	14.1
Materials	12.0
Financials	10.4
Information Technology	9.5
Industrials	7.7
Energy	5.6
Telecommunication Services	2.0
Total Common Stocks	98.1
Total Rights	0.1
Total Short-Term Investments	1.3
Total Investments	99.5
Other Assets in Excess of Liabilities	0.5
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra SAM Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.4%
	Australia 1.6%
12,010	National Australia Bank Ltd.	$286,950
	Canada 8.3%
4,550	Bank of Nova Scotia	226,636
2,590	Canadian Imperial Bank of Commerce	187,599
92,020	Sherritt International Corp.	493,182
2,324	Teck Resources Ltd. - Class B	81,919
9,020	TELUS Corp.	510,344
		1,499,680
	France 3.6%
3,500	Cie de St-Gobain	134,378
3,050	Technip SA	286,664
5,640	Valeo SA	224,169
		645,211
	Germany 1.5%
2,620	Deutsche Bank AG	99,812
3,096	Henkel AG & Co. KGaA	178,672
		278,484
	Israel 1.7%
7,570	Teva Pharmaceutical Industries Ltd. - ADR	305,525
	Italy 3.2%
13,500	Ansaldo STS SpA	128,509
101,000	Snam Rete Gas SpA	445,229
		573,738
	Japan 6.3%
12,000	Asahi Group Holdings Ltd.	263,479
65,000	Marubeni Corp.	396,063
10,400	Mitsubishi Corp.	210,108
70,000	Mitsui OSK Lines Ltd.	271,015
		1,140,665

Number of Shares		Value
	Netherlands 3.8%
6,300	Koninklijke DSM NV	$292,312
16,000	Koninklijke KPN NV	191,445
10,003	Koninklijke Philips Electronics NV	210,767
		694,524
	Norway 2.7%
14,600	Aker Solutions ASA	153,669
18,000	DnB NOR ASA	176,212
32,913	Norsk Hydro ASA	152,655
		482,536
	Spain 2.1%
12,640	Repsol YPF SA	388,288
	Switzerland 5.5%
6,000	Swiss Re AG (a)	305,781
800	Swisscom AG	303,119
1,700	Zurich Financial Services AG	384,595
		993,495
	United Kingdom 10.5%
7,050	AstraZeneca PLC	325,720
62,070	Barclays PLC	169,702
15,481	BG Group PLC	330,935
88,870	BT Group PLC	263,469
141,600	Legal & General Group PLC	226,060
32,600	National Grid PLC	316,421
22,337	Travis Perkins PLC	275,952
		1,908,259
	United States 43.6%
3,871	Chevron Corp.	411,874
17,400	Dell, Inc. (a)	254,562
11,160	General Cable Corp. (a)	279,112
24,830	Hartford Financial Services Group, Inc.	403,488
19,531	Health Net, Inc. (a)	594,132
20,568	Hewlett-Packard Co.	529,832
2,655	International Business Machines Corp.	488,201

The accompanying notes are an integral part of these financial statements.

Frontegra SAM Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.4% (continued)
	United States 43.6% (continued)
13,850	Johnson Controls, Inc.	$432,951
5,836	Kimberly-Clark Corp.	429,296
8,136	Limited Brands, Inc.	328,288
2,656	McDonalds Corp.	266,476
19,090	Microsoft Corp.	495,576
20,350	Mylan, Inc. (a)	436,711
5,731	Occidental Petroleum Corp.	536,995
27,606	Pfizer, Inc.	597,394
8,992	Procter & Gamble Co.	599,856
14,150	Reynolds American, Inc.	586,093
9,900	The Kroger Co.	239,778
		7,910,615
	Total Common Stocks
	(Cost $16,946,165)	17,107,970

Number of Shares		Value
SHORT-TERM INVESTMENTS 5.4%
	Investment Company 5.4%
987,653	AIM STIT-STIC Prime Portfolio - Institutional Class	$987,653
	Total Short-Term Investments
	(Cost $987,653)	987,653
	Total Investments 99.8%
	(Cost $17,933,818)	18,095,623
	Other Assets in Excess of Liabilities 0.2%	36,760
	TOTAL NET ASSETS 100.0%	$18,132,383

(a)  Non-Income Producing.

ADR - American Depositary Receipt.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	13.6%
Consumer Staples	12.7
Health Care	12.5
Energy	11.6
Industrials	10.5
Information Technology	9.8
Telecommunication Services	7.0
Consumer Discretionary	6.9
Materials	5.6
Utilities	4.2
Total Common Stocks	94.4
Total Short-Term Investments	5.4
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.1%
	France 8.7%
799	Danone	$50,226
349	L'Oreal SA	36,452
		86,678
	Netherlands 4.0%
1,156	Unilever NV	39,753
	Switzerland 9.2%
762	Nestle SA	43,807
843	Novartis AG	48,195
		92,002
	United Kingdom 0.8%
1,245	Tesco PLC	7,801
	United States 74.4%
891	American Express Co.	42,028
166	Colgate-Palmolive Co.	15,337
2,304	eBay, Inc. (a)	69,880
117	Google, Inc. (a)	75,570
214	Johnson & Johnson	14,034
984	Kraft Foods, Inc.	36,762
2,587	Lowe's Companies, Inc.	65,658
106	MasterCard, Inc.	39,519
360	McDonald's Corp.	36,119
480	PepsiCo, Inc.	31,848
465	The Coca-Cola Co.	32,536
684	The Home Depot, Inc.	28,755
658	The Procter & Gamble Co.	43,895
1,675	U.S. Bancorp	45,309
449	Visa, Inc.	45,587
159	Wal-Mart Stores, Inc.	9,502
1,771	Wells Fargo & Co.	48,809
1,018	Yum! Brands, Inc.	60,072
		741,220
	Total Common Stocks
	(Cost $968,522)	967,454

Number of Shares		Value
SHORT-TERM INVESTMENTS 100.3%
	Investment Company 100.3%
1,000,000	AIM STIT-STIC Prime Portfolio - Institutional Class	$1,000,000
	Total Short-Term Investments
	(Cost $1,000,000)	1,000,000
	Total Investments 197.4%
	(Cost $1,968,522)	1,967,454
	Liabilities in Excess of Other Assets (97.4)%	(970,830)
	TOTAL NET ASSETS 100.0%	$996,624

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Staples	31.3%
Information Technology	23.1
Consumer Discretionary	22.8
Financials	13.7
Health Care	6.2
Total Common Stocks	97.1
Total Short-Term Investments	100.3
Total Investments	197.4
Liabilities in Excess of Other Assets	(97.4)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra HEXAM Emerging Markets Fund

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 90.9%
	Brazil 26.1%
21,300	Banco do Brasil SA	$270,639
41,376	Cosan Ltd.	453,481
46,153	Localiza Rent a Car SA	633,436
18,784	NOMOS-BANK (a)	178,448
118,200	OGX Petroleo e Gas Participacoes SA (a)	863,093
103,800	PDG Realty SA Empreendimentos e Participacoes	328,331
50,853	Petroleo Brasileiro SA - ADR	1,263,697
51,727	Vale SA - ADR	1,109,543
		5,100,668
	China 3.7%
1,047,000	China Construction Bank Corp.	730,659
	Hong Kong 12.4%
489,258	China Overseas Land & Investment Ltd.	817,677
1,285,000	Industrial & Commercial Bank of China	762,735
1,335,213	Nine Dragons Paper Holdings Ltd.	840,676
		2,421,088
	Kazakhstan 6.5%
60,373	Kazakhmys PLC	869,141
185,114	Uranium One, Inc. (a)	392,487
		1,261,628
	Russian Federation 10.7%
115,713	Evraz Group SA (a)	673,339
54,347	Magnitogorsk Iron & Steel Works	264,507
61,897	Mechel	526,125
280,348	Sberbank of Russia	630,783
		2,094,754
	South Africa 8.3%
21,380	Anglo American PLC	789,897
19,051	Naspers Ltd.	833,519
		1,623,416
	South Korea 10.9%
27,515	KB Financial Group, Inc.	867,010
1,388	Samsung Electronics Co. Ltd.	1,274,743
		2,141,753

Number of Shares		Value
	Switzerland 4.1%
52,637	Xstrata PLC	$799,462
	Turkey 4.7%
345,531	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	355,794
201,379	Tekfen Holding AS	567,849
		923,643
	Zambia 3.5%
34,777	First Quantum Minerals Ltd.	684,446
	Total Common Stocks
	(Cost $23,537,597)	17,781,517
PREFERRED STOCKS 7.5%
	Brazil 7.5%
32,616	Banco Bradesco SA - ADR	544,035
49,694	Itau Unibanco Holding SA - ADR	922,321
		1,466,356
	Total Preferred Stocks
	(Cost $1,649,257)	1,466,356
SHORT-TERM INVESTMENTS 1.7%
	Investment Company 1.7%
336,319	Fidelity Institutional Money Market Portfolio	336,319
	Total Short-Term Investments
	(Cost $336,319)	336,319
	Total Investments 100.1%
	(Cost $25,523,173)	19,584,192
	Liabilities in Excess of Other Assets (0.1)%	(20,534)
	TOTAL NET ASSETS 100.0%	$19,563,658

(a)  Non-Income Producing.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Frontegra HEXAM Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	38.3%
Basic Materials	29.3
Oil & Gas	10.9
Technology	6.5
Consumer Goods	5.6
Consumer Services	4.3
Industrials	3.5
Total Common and Preferred Stocks	98.4
Total Short-Term Investments	1.7
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.5%
	Consumer Discretionary 17.6%
1,390	Asbury Automotive Group, Inc. (a)	$29,968
662	BJ's Restaurants, Inc. (a)	30,002
1,812	Body Central Corp. (a)	45,228
990	Elizabeth Arden, Inc. (a)	36,670
404	Genesco, Inc. (a)	24,943
2,377	LeapFrog Enterprises, Inc. (a)	13,287
1,247	Lithia Motors, Inc.	27,259
579	Monro Muffler Brake, Inc.	22,459
1,113	Multimedia Games Holding Co., Inc. (a)	8,837
402	Nu Skin Enterprises, Inc.	19,525
1,043	Steven Madden Ltd. (a)	35,984
1,169	Tempur-Pedic International, Inc. (a)	61,408
2,000	Town Sports International Holdings, Inc. (a)	14,700
623	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	40,445
668	Zumiez, Inc. (a)	18,544
		429,259
	Consumer Staples 1.7%
649	TreeHouse Foods, Inc. (a)	42,432
	Energy 8.0%
339	Core Laboratories N.V. (b)	38,629
586	Gulfmark Offshore, Inc. (a)	24,618
1,282	Gulfport Energy Corp. (a)	37,755
1,367	Hornbeck Offshore Services, Inc. (a)	42,404
1,109	Oasis Petroleum, Inc. (a)	32,261
430	Rosetta Resources, Inc. (a)	18,705
		194,372
	Financial Services 6.5%
878	Altisource Portfolio Solutions S.A. (a)(b)	44,058
3,553	Bankrate, Inc. (a)	76,389

Number of Shares		Value
	Financial Services 6.5% (continued)
1,108	Financial Engines, Inc. (a)	$24,742
225	Portfolio Recovery Associates, Inc. (a)	15,192
		160,381
	Health Care 19.6%
594	Air Methods Corp. (a)	50,163
5,587	Akorn, Inc. (a)	62,126
382	Cepheid, Inc. (a)	13,145
3,440	Endologix, Inc. (a)	39,491
2,085	HealthStream, Inc. (a)	38,468
1,387	Jazz Pharmaceuticals, Inc. (a)	53,580
1,273	Omnicell, Inc. (a)	21,030
1,070	Spectrum Pharmaceuticals, Inc. (a)	15,654
1,352	SXC Health Solutions Corp. (a)	76,361
3,315	Uroplasty, Inc. (a)	14,089
1,186	ViroPharma, Inc. (a)	32,485
972	ZOLL Medical Corp. (a)	61,410
		478,002
	Materials and Processing 1.3%
255	Innophos Holdings, Inc.	12,383
195	Polypore International, Inc. (a)	8,578
119	Valmont Industries, Inc.	10,804
		31,765
	Producer Durables 20.1%
526	Chart Industries, Inc. (a)	28,441
193	Clean Harbors, Inc. (a)	12,300
1,565	ExlService Holdings, Inc. (a)	35,009
696	FARO Technologies, Inc. (a)	32,016
640	Gardner Denver, Inc.	49,319
620	HEICO Corp.	36,258
3,725	InnerWorkings, Inc. (a)	34,679
352	Kirby Corp. (a)	23,176
1,290	OSI Systems, Inc. (a)	62,925
552	Raven Industries, Inc.	34,169
559	Robbins & Myers, Inc.	27,139
1,105	Spirit Airlines, Inc. (a)	17,238

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.5% (continued)
	Producer Durables 20.1% (continued)
1,258	Team, Inc. (a)	$37,426
560	Titan International, Inc.	10,898
797	Titan Machinery, Inc. (a)	17,319
350	TransDigm Group, Inc. (a)	33,488
		491,800
	Technology 24.7%
1,135	Acacia Research Corp. (a)	41,439
2,376	Allot Communications Ltd. (a)	36,115
756	Bottomline Technologies, Inc. (a)	17,517
5,530	Callidus Software, Inc. (a)	35,503
1,900	CEVA, Inc. (a)	57,494
844	CommVault Systems, Inc. (a)	36,056
607	Convio, Inc. (a)	6,713
1,583	DealerTrack Holdings, Inc. (a)	43,152
3,086	Guidance Software, Inc. (a)	19,997
2,002	iRobot Corp. (a)	59,760
965	Keynote Systems, Inc.	19,821
784	Nova Measuring Instruments Ltd. (a)	5,778
994	OPNET Technologies, Inc.	36,450
717	PROS Holdings, Inc. (a)	10,669
2,193	Silicon Motion Technology Corp. - ADR (a)	44,913
609	Sourcefire, Inc. (a)	19,719
913	Spreadtrum Communications, Inc. - ADR	19,063
1,401	Tangoe, Inc. (a)	21,575
744	Ultratech, Inc. (a)	18,280
2,030	Vocus, Inc. (a)	44,844
810	Web.com Group, Inc. (a)	9,275
		604,133
	Total Common Stocks
	(Cost $2,259,409)	2,432,144

Number of Shares		Value
SHORT-TERM INVESTMENTS 1.2%
	Investment Company 1.2%
28,026	AIM STIT-STIC Prime Portfolio - Institutional Class	$28,026
	Total Short-Term Investments
	(Cost $28,026)	28,026
	Total Investments 100.7%
	(Cost $2,287,435)	2,460,170
	Liabilities in Excess of Other Assets (0.7)%	(17,110)
	TOTAL NET ASSETS 100.0%	$2,443,060

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

ADR - American Depositary Receipt.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Technology	24.7%
Producer Durables	20.1
Health Care	19.6
Consumer Discretionary	17.6
Energy	8.0
Financial Services	6.5
Consumer Staples	1.7
Materials and Processing	1.3
Total Common Stocks	99.5
Total Short-Term Investments	1.2
Total Investments	100.7
Liabilities in Excess of Other Assets	(0.7)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.5%
	Consumer Discretionary 19.8%
96,172	Aaron's, Inc.	$2,565,869
223,942	Accuride Corp. (a)	1,594,467
104,717	ANN, Inc. (a)	2,594,888
97,469	Cabela's, Inc. (a)	2,477,662
49,822	Capella Education Co. (a)	1,796,083
81,485	Carter's, Inc. (a)	3,243,918
37,152	Coinstar, Inc. (a)	1,695,617
117,637	Domino's Pizza, Inc. (a)	3,993,776
115,433	Ethan Allen Interiors, Inc.	2,736,916
7,249	Modine Manufacturing Co. (a)	68,576
67,314	Tenneco, Inc. (a)	2,004,611
74,562	The Cheesecake Factory, Inc. (a)	2,188,395
51,374	Tractor Supply Co.	3,603,886
		30,564,664
	Consumer Staples 4.9%
271,670	SunOpta, Inc. (a)(b)	1,309,450
56,531	TreeHouse Foods, Inc. (a)	3,695,997
64,920	United Natural Foods, Inc. (a)	2,597,449
		7,602,896
	Energy 6.1%
65,054	Bill Barrett Corp. (a)	2,216,390
182,299	ION Geophysical Corp. (a)	1,117,493
127,751	North American Energy Partners, Inc. (a)(b)	822,716
87,380	Superior Energy Services, Inc. (a)	2,485,087
59,003	Whiting Petroleum Corp. (a)	2,754,850
		9,396,536
	Financials 23.8%
68,891	American Campus Communities, Inc.	2,890,666
117,033	Astoria Financial Corp.	993,610
43,366	Bank of Hawaii Corp.	1,929,353
145,226	Cedar Realty Trust, Inc.	625,924
68,041	Community Bank System, Inc.	1,891,540
486,530	FelCor Lodging Trust, Inc. (a)	1,483,917

Number of Shares		Value
	Financials 23.8% (continued)
228,003	First Industrial Realty Trust, Inc. (a)	$2,332,471
139,258	Glacier Bancorp, Inc.	1,675,274
431,767	MGIC Investment Corp. (a)	1,610,491
45,860	Mid-America Apartment Communities, Inc.	2,868,543
41,464	National Health Investors, Inc.	1,823,587
190,845	Old National Bancorp	2,223,344
57,504	Prosperity Bancshares, Inc.	2,320,286
130,287	Selective Insurance Group, Inc.	2,309,989
109,057	Sun Communities, Inc.	3,983,852
55,882	The Hanover Insurance Group, Inc.	1,953,076
97,357	Webster Financial Corp.	1,985,109
40,301	Westamerica Bancorporation	1,769,214
		36,670,246
	Health Care 9.1%
31,800	Haemonetics Corp. (a)	1,946,796
47,493	LifePoint Hospitals, Inc. (a)	1,764,365
38,120	Magellan Health Services, Inc. (a)	1,885,797
178,519	Merit Medical Systems, Inc. (a)	2,388,584
73,891	PSS World Medical, Inc. (a)	1,787,423
380,661	Sunrise Senior Living, Inc. (a)	2,466,683
90,312	U.S. Physical Therapy, Inc.	1,777,340
		14,016,988
	Industrials 19.4%
100,814	Actuant Corp. - Class A	2,287,470
198,317	Commercial Vehicle Group, Inc. (a)	1,792,786
36,856	Gardner Denver, Inc.	2,840,123
49,473	Genesee & Wyoming, Inc. (a)	2,997,074
116,440	Gibraltar Industries, Inc. (a)	1,625,502
80,434	Herman Miller, Inc.	1,484,007
26,753	IDEX Corp.	992,804
63,566	Robbins & Myers, Inc.	3,086,129
129,281	Titan International, Inc.	2,515,808

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.5% (continued)
	Industrials 19.4% (continued)
96,440	TriMas Corp. (a)	$1,731,098
116,820	United Rentals, Inc. (a)	3,452,031
61,911	United Stationers, Inc.	2,015,822
44,249	Westinghouse Air Brake Technologies Corp.	3,095,218
		29,915,872
	Information Technology 10.1%
67,850	Arbitron, Inc.	2,334,718
461,989	CIBER, Inc. (a)	1,783,278
287,073	Entegris, Inc. (a)	2,504,712
99,438	Fair Isaac Corp.	3,563,858
159,817	Fairchild Semiconductor International, Inc. (a)	1,924,197
357,518	Integrated Device Technology, Inc. (a)	1,952,048
79,260	Progress Software Corp. (a)	1,533,681
		15,596,492
	Materials 3.9%
18,240	Acuity Brands, Inc.	966,720
49,574	Carpenter Technology Corp.	2,552,070
36,487	Compass Minerals International, Inc.	2,512,130
		6,030,920
	Utilities 1.4%
100,926	The Empire District Electric Co.	2,128,529
	Total Common Stocks
	(Cost $119,963,052)	151,923,143

Number of Shares		Value
SHORT-TERM INVESTMENTS 1.6%
	Investment Company 1.6%
2,452,734	Fidelity Institutional Money Market Portfolio	$2,452,734
	Total Short-Term Investments
	(Cost $2,452,734)	2,452,734
	Total Investments 100.1%
	(Cost $122,415,786)	154,375,877
	Liabilities in Excess of Other Assets (0.1)%	(81,451)
	TOTAL NET ASSETS 100.0%	$154,294,426

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	23.8%
Consumer Discretionary	19.8
Industrials	19.4
Information Technology	10.1
Health Care	9.1
Energy	6.1
Consumer Staples	4.9
Materials	3.9
Utilities	1.4
Total Common Stocks	98.5
Total Short-Term Investments	1.6
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.9%
	Consumer Discretionary 9.9%
9,522	American Greetings Corp.	$119,120
6,972	Big Lots, Inc. (a)	263,263
4,791	Fuel Systems Solutions, Inc. (a)	79,004
3,756	Guess?, Inc.	112,004
15,078	Iconix Brand Group, Inc. (a)	245,621
5,340	Meredith Corp.	174,351
7,193	Perry Ellis International, Inc. (a)	102,284
17,560	Pier 1 Imports, Inc. (a)	244,611
5,676	Scientific Games Corp. - Class A (a)	55,057
8,068	Steiner Leisure Ltd. (a)(b)	366,206
6,837	Systemax, Inc. (a)	112,195
2,425	The Warnaco Group, Inc. (a)	121,347
3,562	Wolverine World Wide, Inc.	126,950
		2,122,013
	Consumer Staples 3.4%
24,006	Darling International, Inc. (a)	319,040
4,445	Snyders-Lance, Inc.	100,013
4,851	Treehouse Foods, Inc. (a)	317,158
		736,211
	Energy 7.0%
6,334	Basic Energy Services, Inc. (a)	124,780
12,678	Goodrich Petroleum Corp. (a)	174,069
38,376	Parker Drilling Co. (a)	275,156
9,422	Petroleum Development Corp. (a)	330,806
20,588	Rex Energy Corp. (a)	303,879
9,815	Swift Energy Co. (a)	291,702
		1,500,392
	Financials 23.2%
3,560	Alterra Capital Holdings Ltd. (b)	84,123
13,991	Ares Capital Corp.	216,161
15,651	Banco Latinoamericano de Exportaciones S.A. (b)	251,199
11,306	Banner Corp.	193,898

Number of Shares		Value
	Financials 23.2% (continued)
33,997	Boston Private Financial Holdings, Inc.	$269,936
42,161	CNO Financial Group, Inc. (a)	266,036
16,498	Columbia Banking System, Inc.	317,916
30,376	First Horizon National Corp.	243,008
22,527	First Pactrust Bancorp, Inc.	230,902
7,114	Hancock Holding Co.	227,435
4,443	IBERIABANK Corp.	219,040
22,728	ICG Group, Inc. (a)	175,460
4,199	Infinity Property & Casualty Corp.	238,251
15,548	Janus Capital Group, Inc.	98,108
5,570	Kemper Corp.	162,700
13,147	National Financial Partners Corp. (a)	177,747
21,906	Old National Bancorp	255,205
4,968	Primerica, Inc.	115,456
10,684	Prospect Capital Corp.	99,254
5,302	Protective Life Corp.	119,613
7,456	Safeguard Scientifics, Inc. (a)	117,730
13,878	State Bank Financial Corp. (a)	209,697
4,776	SVB Financial Group (a)	227,767
18,924	Washington Banking Co.	225,385
8,405	Wintrust Financial Corp.	235,760
		4,977,787
	Health Care 6.0%
4,939	Emergent BioSolutions, Inc. (a)	83,173
7,101	Orthofix International N.V. (a)(b)	250,168
10,310	Par Pharmaceutical Companies, Inc. (a)	337,446
17,028	Rigel Pharmaceuticals, Inc. (a)	134,351
12,562	ViroPharma, Inc. (a)	344,073
2,696	Wellcare Health Plans, Inc. (a)	141,540
		1,290,751

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.9% (continued)
	Industrials 15.6%
6,133	AAR Corp.	$117,570
21,311	Aceto Corp.	147,046
3,733	Atlas Air Worldwide Holdings, Inc. (a)	143,459
4,372	Esterline Technologies Corp. (a)	244,701
11,477	Huron Consulting Group, Inc. (a)	444,619
22,310	JetBlue Airways Corp. (a)	116,012
4,243	Kansas City Southern (a)	288,566
7,687	Sterling Construction Co., Inc. (a)	82,789
4,348	Tetra Tech, Inc. (a)	93,873
6,437	Timken Co.	249,176
7,200	Titan Machinery, Inc. (a)	156,456
4,741	Tredegar Corp.	105,345
8,030	Triumph Group, Inc.	469,353
9,533	United Stationers, Inc.	310,394
4,167	URS Corp. (a)	146,345
3,267	Watts Water Technologies, Inc. - Class A	111,764
4,659	Werner Enterprises, Inc.	112,282
		3,339,750
	Information Technology 10.3%
9,886	Arris Group, Inc. (a)	106,967
24,437	Compuware Corp. (a)	203,316
5,117	Digital Generation, Inc. (a)	60,995
27,264	Fairchild Semiconductor International, Inc. - Class A (a)	328,259
10,427	JDA Software Group, Inc. (a)	337,731
17,174	Microsemi Corp. (a)	287,665
6,527	Plexus Corp. (a)	178,709
43,346	RF Micro Devices, Inc. (a)	234,068
8,646	SYNNEX Corp. (a)	263,357
6,499	Teletech Holdings, Inc. (a)	105,284
17,434	Tellabs, Inc.	70,433
8,260	TriQuint Semiconductor, Inc. (a)	40,226
		2,217,010

Number of Shares		Value
	Materials 4.8%
3,687	Ashland, Inc.	$210,749
9,378	Coeur d'Alene Mines Corp. (a)	226,385
6,528	Huntsman Corp.	65,280
6,289	Materion Corp. (a)	152,697
1,353	Schnitzer Steel Industries, Inc. - Class A	57,205
8,349	Sensient Technologies Corp.	316,427
		1,028,743
	Real Estate Investment Trusts 12.7%
14,853	Acadia Realty Trust	299,140
4,288	Alexandria Real Estate Equities, Inc.	295,743
4,037	American Campus Communities, Inc.	169,393
17,105	Colonial Properties Trust	356,810
9,136	DuPont Fabros Technology, Inc.	221,274
4,836	EastGroup Properties, Inc.	210,269
27,052	Glimcher Realty Trust	248,879
6,090	Kilroy Realty Corp.	231,846
5,352	LaSalle Hotel Properties	129,572
46,619	Strategic Hotels & Resorts, Inc. (a)	250,344
8,577	Sun Communities, Inc.	313,318
		2,726,588
	Utilities 5.0%
6,846	American Water Works Co., Inc.	218,113
5,766	Atmos Energy Corp.	192,296
6,602	Great Plains Energy, Inc.	143,792
3,529	Laclede Group, Inc.	142,819
5,151	Portland General Electric Co.	130,269
6,027	The Empire District Electric Co.	127,109
4,069	Unitil Corp.	115,478
		1,069,876
	Total Common Stocks
	(Cost $18,006,436)	21,009,121

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 2.4%
	Investment Company 2.4%
522,290	AIM STIT-STIC Prime Portfolio - Institutional Class	$522,290
	Total Short-Term Investments
	(Cost $522,290)	522,290
	Total Investments 100.3%
	(Cost $18,528,726)	21,531,411
	Liabilities in Excess of Other Assets (0.3)%	(53,816)
	TOTAL NET ASSETS 100.0%	$21,477,595

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	23.2%
Industrials	15.6
Real Estate Investment Trusts	12.7
Information Technology	10.3
Consumer Discretionary	9.9
Energy	7.0
Health Care	6.0
Utilities	5.0
Materials	4.8
Consumer Staples	3.4
Total Common Stocks	97.9
Total Short-Term Investments	2.4
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 93.2%
	Consumer Discretionary 7.8%
845	AFC Enterprises, Inc. (a)	$12,422
335	Arbitron, Inc.	11,527
4,410	Denny's Corp. (a)	16,581
270	Dorman Products, Inc. (a)	9,971
535	Hillenbrand, Inc.	11,941
535	Maidenform Brands, Inc. (a)	9,791
1,085	Pier 1 Imports, Inc. (a)	15,114
1,585	Shuffle Master, Inc. (a)	18,576
		105,923
	Consumer Staples 3.2%
598	Corn Products International, Inc.	31,449
540	Snyder's-Lance, Inc.	12,150
		43,599
	Energy 4.1%
565	Comstock Resources, Inc. (a)	8,645
770	Goodrich Petroleum Corp. (a)	10,572
1,270	Key Energy Services, Inc. (a)	19,647
585	Superior Energy Services, Inc. (a)	16,637
		55,501
	Financials 20.7%
685	Agree Realty Corp.	16,700
940	Alterra Capital Holdings Ltd.	22,212
545	Amtrust Financial Services, Inc.	12,944
610	Argo Group International Holdings Ltd.	17,666
920	Capitol Federal Financial, Inc.	10,617
4,140	CNO Financial Group, Inc. (a)	26,123
645	Eagle Bancorp, Inc. (a)	9,378
1,145	Employers Holdings, Inc.	20,713
825	Forestar Group, Inc. (a)	12,482
310	Greenhill & Co., Inc.	11,275
515	MB Financial, Inc.	8,807
765	Northwest Bancshares, Inc.	9,517
1,115	Ocwen Financial Corp. (a)	16,145
625	Pebblebrook Hotel Trust	11,988

Number of Shares		Value
	Financials 20.7% (continued)
495	Platinum Underwriters Holdings Ltd.	$16,884
400	ProAssurance Corp.	31,928
2,015	Provident New York Bancorp	13,379
810	ViewPoint Financial Group	10,538
		279,296
	Health Care 4.5%
2,290	HealthSouth Corp. (a)	40,464
605	Hill-Rom Holdings, Inc.	20,382
		60,846
	Industrials 26.1%
1,465	AAR Corp.	28,083
2,320	ACCO Brands Corp. (a)	22,388
640	Actuant Corp. - Class A	14,522
395	AECOM Technology Corp. (a)	8,125
585	Aegion Corp. (a)	8,974
2,950	AerCap Holdings NV (a)(b)	33,306
585	Albany International Corp.	13,525
645	Belden, Inc.	21,466
640	Forward Air Corp.	20,512
590	G&K Services, Inc.	17,175
400	HEICO Corp.	15,740
735	Insperity, Inc.	18,632
825	John Bean Technologies Corp.	12,680
875	KAR Auction Services, Inc. (a)	11,813
400	Moog, Inc. (a)	17,572
1,055	Quanex Building Products Corp.	15,846
235	Snap-on, Inc.	11,896
724	The Brink's Company	19,461
295	Triumph Group, Inc.	17,243
415	United Stationers, Inc.	13,512
820	UTi Worldwide, Inc.	10,898
		353,369
	Information Technology 13.9%
430	ACI Worldwide, Inc. (a)	12,315
1,455	Compuware Corp. (a)	12,106

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2011 (Unaudited)

Number of Shares		Value
COMMON STOCKS 93.2% (continued)
	Information Technology 13.9% (continued)
1,120	GSI Group, Inc. (a)	$11,458
1,150	Intermec, Inc. (a)	7,889
745	MAXIMUS, Inc.	30,806
640	Microsemi Corp. (a)	10,720
400	Plantronics, Inc.	14,256
1,550	Radisys Corp. (a)	7,843
550	Rogers Corp. (a)	20,273
1,145	Sapient Corp.	14,427
425	ScanSource, Inc. (a)	15,300
750	Vishay Precision Group, Inc. (a)	11,985
525	Zebra Technologies Corp. (a)	18,784
		188,162
	Materials 6.6%
475	A. Schulman, Inc.	10,061
310	Cytec Industries, Inc.	13,842
680	HB Fuller Co.	15,715
475	Materion Corp. (a)	11,533
370	Rock-Tenn Co. - Class A	21,349
420	Silgan Holdings, Inc.	16,229
		88,729
	Utilities 6.3%
400	ALLETE, Inc.	16,792
470	Avista Corp.	12,103
370	Cleco Corp.	14,097
490	El Paso Electric Co.	16,973
360	NorthWestern Corp.	12,884
415	UGI Corp.	12,201
		85,050
	Total Common Stocks
	(Cost $1,194,792)	1,260,475
EXCHANGE TRADED FUNDS 2.3%
470	iShares Russell 2000 Value Index Fund	30,851
	Total Exchange Traded Funds
	(Cost $29,257)	30,851

Number of Shares		Value
SHORT-TERM INVESTMENTS 4.3%
	Investment Company 4.3%
57,923	AIM STIT-STIC Prime Portfolio - Institutional Class	$57,923
	Total Short-Term Investments
	(Cost $57,923)	57,923
	Total Investments 99.8%
	(Cost $1,281,972)	1,349,249
	Other Assets in Excess of Liabilities 0.2%	3,251
	TOTAL NET ASSETS 100.0%	$1,352,500

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Industrials	26.1%
Financials	20.7
Information Technology	13.9
Consumer Discretionary	7.8
Materials	6.6
Utilities	6.3
Health Care	4.5
Energy	4.1
Consumer Staples	3.2
Total Common Stocks	93.2
Total Exchange Traded Funds	2.3
Total Short-Term Investments	4.3
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011 (Unaudited)

	Mastholm International Equity Fund	SAM Global Equity Fund	MFG Global Equity Fund	HEXAM Emerging Markets Fund
ASSETS:
Investments at cost	$11,083,487	$17,933,818	$1,968,522	$25,523,173
Foreign currency at cost	$24,860	$14	$225,951	$—
Investments at value	$11,378,090	$18,095,623	$1,967,454	$19,584,192
Foreign currency at value	24,903	14	224,093	—
Cash	987	—	—	—
Interest and dividends receivable	72,962	59,922	13	25,844
Receivable for Fund shares sold	—	—	—	—
Receivable for investments sold	—	—	—	—
Receivable from Adviser	1,630	—	—	—
Prepaid expenses and other assets	14,868	9,935	3,525	6,179
Total assets	11,493,440	18,165,494	2,195,085	19,616,215
LIABILITIES:
Payable for investments purchased	—	—	968,920	—
Payable for Fund shares redeemed	—	—	—	—
Distributions payable	—	—	—	8,576
Payable to the custodian	—	—	225,951	—
Payable to Adviser	—	3,852	2,116	3,604
Accrued distribution and shareholder servicing fees	—	—	—	—
Accrued expenses	58,223	29,259	1,474	40,377
Total liabilities	58,223	33,111	1,198,461	52,557
Net Assets	$11,435,217	$18,132,383	$996,624	$19,563,658
NET ASSETS CONSIST OF:
Paid in capital	$19,399,041	$18,239,597	$999,947	$26,883,617
Undistributed net investment income	20,855	17,596	—	35,112
Accumulated net realized loss	(8,283,060)	(286,128)	—	(1,416,082)
Net unrealized appreciation/depreciation on:
Investments	294,603	161,805	(1,068)	(5,938,981)
Foreign currency	3,778	(487)	(2,255)	(8)
Net Assets	$11,435,217	$18,132,383	$996,624	$19,563,658
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class
Net Assets	$11,435,217	$18,132,383	$996,624	$19,563,658
Authorized	100,000,000	50,000,000	50,000,000	50,000,000
Issued and Outstanding	1,493,833	1,733,236	100,000	2,815,652
Net Asset Value, Redemption Price and Offering Price Per Share	$7.65	$10.46	$9.97	$6.95
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets
Authorized
Issued and Outstanding
Net Asset Value, Redemption Price and Offering Price Per Share

The accompanying notes are an integral part of these financial statements.

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund	Lockwell Small Cap Value Fund
ASSETS:
Investments at cost	$2,287,435	$122,415,786	$18,528,726	$1,281,972
Foreign currency at cost	$—	$—	$—	$—
Investments at value	$2,460,170	$154,375,877	$21,531,411	$1,349,249
Foreign currency at value	—	—	—	—
Cash	—	987	987	40
Interest and dividends receivable	129	153,246	31,126	1,058
Receivable for Fund shares sold	—	109,235	6,214	—
Receivable for investments sold	—	—	—	—
Receivable from Adviser	10,188	—	—	8,245
Prepaid expenses and other assets	5,593	43,549	10,323	17,068
Total assets	2,476,080	154,682,894	21,580,061	1,375,660
LIABILITIES:
Payable for investments purchased	3,802	123,137	54,060	—
Payable for Fund shares redeemed	—	66,114	9,611	—
Distributions payable	—	—	6,214	120
Payable to the custodian	—	—	—	—
Payable to Adviser	—	96,108	2,585	—
Accrued distribution and shareholder servicing fees	—	35,800	—	—
Accrued expenses	29,218	67,309	29,996	23,040
Total liabilities	33,020	388,468	102,466	23,160
Net Assets	$2,443,060	$154,294,426	$21,477,595	$1,352,500
NET ASSETS CONSIST OF:
Paid in capital	$2,707,319	$130,923,446	$21,769,449	$1,307,240
Undistributed net investment income	—	—	27,786	169
Accumulated net realized loss	(436,994)	(8,589,111)	(3,322,325)	(22,186)
Net unrealized appreciation/depreciation on:
Investments	172,735	31,960,091	3,002,685	67,277
Foreign currency	—	—	—	—
Net Assets	$2,443,060	$154,294,426	$21,477,595	$1,352,500
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class	Class L
Net Assets	$2,443,060	$135,075,118	$18,468,881	$1,352,500
Authorized	50,000,000	50,000,000	50,000,000	50,000,000
Issued and Outstanding	268,402	11,028,562	820,888	151,553
Net Asset Value, Redemption Price and Offering Price Per Share	$9.10	$12.25	$22.50	$8.92
CAPITAL STOCK, $0.01 PAR VALUE		Class Y	Class I
Net Assets		$19,219,308	$3,008,714
Authorized		50,000,000	50,000,000
Issued and Outstanding		1,591,217	133,722
Net Asset Value, Redemption Price and Offering Price Per Share		$12.08	$22.50

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2011 (Unaudited)

	Mastholm International Equity Fund	SAM Global Equity Fund	MFG Global(1) Equity Fund	HEXAM Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$73,888 (3)	$211,845 (4)	$—	$220,551 (5)
Interest income	183	200	13	234
Total investment income	74,071	212,045	13	220,785
EXPENSES:
Investment advisory fees	58,897	72,062	66	97,814
Custody fees	23,492	4,819	181	29,257
Audit fees	21,016	17,610	413	16,109
Fund administration and accounting fees	19,558	20,110	164	25,476
Legal fees	8,881	11,499	255	5,186
Federal and state registration fees	8,546	4,476	214	636
Directors' fees and related expenses	5,604	4,687	74	5,308
Reports to shareholders	5,603	6,542	44	1,770
Shareholder servicing fees	2,528	4,048	90	4,970
Distribution and shareholder servicing fees - Class Y	—	—	—	—
Subadministration fees - Class I	—	—	—	—
Other	6,156	6,038	40	4,696
Total expenses before waiver and reimbursement	160,281	151,891	1,541	191,222
Waiver and reimbursement of expenses by Adviser	(113,784)	(43,798)	(1,475)	(49,979)
Net expenses	46,497	108,093	66	141,243
Net Investment Income	27,574	103,952	(53)	79,542
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(1,604,595)	(45,335)	—	(1,369,442)
Foreign currency transactions	(8,472)	(25,911)	—	(45,330)
Change in net unrealized appreciation/depreciation on:
Investments	(1,178,178)	(2,497,542)	(1,068)	(5,369,943)
Foreign currency transactions	(7,518)	(2,345)	(2,255)	(1,776)
Net Realized and Unrealized Gain (Loss) on Investments	(2,798,763)	(2,571,133)	(3,323)	(6,786,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,771,189)	$(2,467,181)	$(3,376)	$(6,706,949)

(1)  Commenced operations on December 28, 2011.

(2)  Commenced operations on July 1, 2011.

(3)  Net of $7,618 in foreign withholding taxes.

(4)  Net of $15,030 in foreign withholding taxes.

(5)  Net of $31,130 in foreign withholding taxes.

(6)  Net of $22 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund	Lockwell Small Cap(2) Value Fund
INVESTMENT INCOME:
Dividend income	$2,996 (6)	$873,546	$134,590	$5,508
Interest income	24	1,574	136	30
Total investment income	3,020	875,120	134,726	5,538
EXPENSES:
Investment advisory fees	11,239	793,253	93,649	4,400
Custody fees	4,151	11,232	1,847	5,923
Audit fees	7,419	10,427	9,453	9,271
Fund administration and accounting fees	13,767	93,450	21,277	13,072
Legal fees	19,857	17,644	5,260	6,329
Federal and state registration fees	6,968	6,153	8,692	7,765
Directors' fees and related expenses	3,026	5,155	3,933	4,287
Reports to shareholders	4,190	7,858	3,740	3,354
Shareholder servicing fees	899	23,297	8,878	871
Distribution and shareholder servicing fees - Class Y	—	38,423	—	—
Subadministration fees - Class I	—	—	180	—
Other	4,053	8,413	6,680	4,528
Total expenses before waiver and reimbursement	75,569	1,015,305	163,589	59,800
Waiver and reimbursement of expenses by Adviser	(63,206)	(104,304)	(70,690)	(54,960)
Net expenses	12,363	911,001	92,899	4,840
Net Investment Income	(9,343)	(35,881)	41,827	698
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(389,761)	(2,987,106)	(275,492)	(22,186)
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(2,726)	(18,519,028)	(1,379,834)	67,277
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(392,487)	(21,506,134)	(1,655,326)	45,091
Net Increase (Decrease) in Net Assets Resulting from Operations	$(401,830)	$(21,542,015)	$(1,613,499)	$45,789

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Mastholm International Equity Fund		SAM Global Equity Fund
	For the Six Months Ended December 31, 2011 (Unaudited)	For the Year Ended June 30, 2011	For the Six Months Ended December 31, 2011 (Unaudited)	For the Period Ended June 30, 2011	For the Year Ended August 31, 2010
OPERATIONS:
Net investment income	$27,574	$197,671	$103,952	$369,499	$241,553
Net realized gain (loss) on:
Investments	(1,604,595)	9,872,480	(45,335)	1,123,497	853,885
Foreign currency transactions	(8,472)	105,137	(25,911)	(9,469)	6,421
Change in net unrealized appreciation/depreciation on:
Investments	(1,178,178)	1,738,867	(2,497,542)	2,694,665	(694,954)
Foreign currency transactions	(7,518)	(26,555)	(2,345)	1,829	(1,805)
Net increase (decrease) in net assets resulting from operations	(2,771,189)	11,887,600	(2,467,181)	4,180,021	405,100
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Institutional Class	Institutional Class	Institutional Class
Net investment income	(335,834)	(944,668)	(342,421)	(311,090)	(51,677)
Net realized gain on investments	—	—	(1,251,705)	(638,890)	(936,892)
Net decrease in net assets resulting from distributions paid	(335,834)	(944,668)	(1,594,126)	(949,980)	(988,569)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:					Investor Class
Net investment income	—	—	—	—	(21)
Net realized gain on investments	—	—	—	—	(456)
Net decrease in net assets resulting from distributions paid	—	—	—	—	(477)
CAPITAL SHARE TRANSACTIONS:			Institutional Class	Institutional Class	Institutional Class
Shares sold	—	6,660,977	2,658,472	1,190,996	6,210,174
Shares issued to holders in reinvestment of distributions	335,834	944,668	1,585,837	918,565	861,288
Shares redeemed	(30,015)	(42,828,671)	(1,342,356)	(2,813,237)	(1,345,517)
Redemption fees	—	—	—	—	277
Net increase (decrease) in net assets resulting from capital share transactions	305,819	(35,223,026)	2,901,953	(703,676)	5,726,222
CAPITAL SHARE TRANSACTIONS:					Investor Class
Shares sold	—	—	—	—	5,500
Shares issued to holders in reinvestment of distributions	—	—	—	—	477
Shares redeemed	—	—	—	—	—
Redemption fees	—	—	—	—	—
Net increase in net assets resulting from capital share transactions	—	—	—	—	5,977
Total Increase (Decrease) in Net Assets	(2,801,204)	(24,280,094)	(1,159,354)	2,526,365	5,148,253
NET ASSETS:
Beginning of Period	14,236,421	38,516,515	19,291,737	16,765,372	11,617,119
End of Period	$11,435,217	$14,236,421	$18,132,383	$19,291,737	$16,765,372
Undistributed net investment income	$20,855	$329,115	$17,596	$256,065	$206,426
TRANSACTIONS IN SHARES:			Institutional Class	Institutional Class	Institutional Class
Shares sold	—	733,550	237,756	88,951	536,115
Conversion of Investor Class shares(1)	—	—	—	1,839	—
Shares issued to holders in reinvestment of distributions	45,322	101,687	156,703	74,459	75,551
Shares redeemed	(3,411)	(4,486,262)	(128,406)	(221,931)	(115,503)
Net increase (decrease) in shares outstanding	41,911	(3,651,025)	266,053	(56,682)	496,163
TRANSACTIONS IN SHARES:					Investor Class(1)
Shares sold	—	—	—	—	472
Shares issued to holders in reinvestment of distributions	—	—	—	—	42
Net increase (decrease) in shares outstanding	—	—	—	—	514

(1)  All Investor Class shares converted into the Institutional Class on June 10, 2011.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Global Equity Fund	HEXAM Emerging Markets Fund
	For the Period December 28, 2011(1) through December 31, 2011 (Unaudited)	For the Six Months Ended December 31, 2011 (Unaudited)	For the Period December 20, 2010(1) through June 30, 2011
OPERATIONS:
Net investment income (loss)	$(53)	$79,542	$120,557
Net realized gain (loss) on:
Investments	—	(1,369,442)	182,685
Foreign currency transactions	—	(45,330)	(36,921)
Change in net unrealized appreciation/depreciation on:
Investments	(1,068)	(5,369,943)	(569,038)
Foreign currency transactions	(2,255)	(1,776)	1,768
Net decrease in net assets resulting from operations	(3,376)	(6,706,949)	(300,949)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	—	(128,066)	—
Net realized gain on investments	—	(183,995)	—
Net decrease in net assets resulting from distributions paid	—	(312,061)	—
CAPITAL SHARE TRANSACTIONS:
Shares sold	1,000,000	1,316,000	25,615,894
Shares issued to holders in reinvestment of distributions	—	9,738	—
Shares redeemed	—	(18,015)	(40,000)
Net increase in net assets resulting from capital share transactions	1,000,000	1,307,723	25,575,894
Total Increase (Decrease) in Net Assets	996,624	(5,711,287)	25,274,945
NET ASSETS:
Beginning of Period	—	25,274,945	—
End of Period	$996,624	$19,563,658	$25,274,945
Undistributed net investment income	$—	$35,112	$83,636
TRANSACTIONS IN SHARES:
Shares sold	100,000	155,319	2,665,635
Shares issued to holders in reinvestment of distributions	—	1,415	—
Shares redeemed	—	(2,596)	(4,121)
Net increase in shares outstanding	100,000	154,138	2,661,514

(1)  Commenced operations.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Timpani Small Cap Growth Fund		Netols Small Cap Value Fund
	For the Six Months Ended December 31, 2011 (Unaudited)	For the Period March 23, 2011(1) through June 30, 2011	For the Six Months Ended December 31, 2011 (Unaudited)	For the Year Ended June 30, 2011
OPERATIONS:
Net investment loss	$(9,343)	$(4,374)	$(35,881)	$(678,200)
Net realized gain (loss) on investments	(389,761)	(47,233)	(2,987,106)	1,382,190
Change in net unrealized appreciation/depreciation on investments	(2,726)	175,461	(18,519,028)	49,439,621
Net increase (decrease) in net assets resulting from operations	(401,830)	123,854	(21,542,015)	50,143,611
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Institutional Class	Institutional Class
Net investment income	—	—	—	(28,623)
Net realized gain on investments	—	—	—	—
Net decrease in net assets resulting from distributions paid	—	—	—	(28,623)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Class Y	Class Y
Net investment income	—	—	—	—
Net realized gain on investments	—	—	—	—
Net decrease in net assets resulting from distributions paid	—	—	—	—
CAPITAL SHARE TRANSACTIONS:			Institutional Class	Institutional Class
Shares sold	809,000	1,912,036	3,895,930	25,607,408
Shares issued to holders in reinvestment of distributions	—	—	—	17,071
Shares redeemed	—	—	(16,391,604)	(23,382,163)
Net increase (decrease) in net assets resulting from capital share transactions	809,000	1,912,036	(12,495,674)	2,242,316
CAPITAL SHARE TRANSACTIONS:			Class Y	Class Y
Shares sold	—	—	2,392,750	5,239,684
Shares issued to holders in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(3,302,748)	(3,572,240)
Net increase (decrease) in net assets resulting from capital share transactions	—	—	(909,998)	1,667,444
Total Increase (Decrease) in Net Assets	407,170	2,035,890	(34,947,687)	54,024,748
NET ASSETS:
Beginning of Period	2,035,890	—	189,242,113	135,217,365
End of Period	$2,443,060	$2,035,890	$154,294,426	$189,242,113
Undistributed net investment income	$—	$—	$—	$—
TRANSACTIONS IN SHARES:			Institutional Class	Institutional Class
Shares sold	79,097	189,305	346,741	2,079,703
Shares issued to holders in reinvestment of distributions	—	—	—	1,349
Shares redeemed	—	—	(1,422,320)	(1,846,948)
Net increase (decrease) in shares outstanding	79,097	189,305	(1,075,579)	234,104
TRANSACTIONS IN SHARES:			Class Y	Class Y
Shares sold	—	—	209,135	419,253
Shares issued to holders in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(295,131)	(298,101)
Net increase (decrease) in shares outstanding	—	—	(85,996)	121,152

(1)  Commenced operations.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Phocas Small Cap Value Fund		Lockwell Small Cap Value Fund
	For the Six Months Ended December 31, 2011 (Unaudited)	For the Year Ended June 30, 2011	For the Period July 1, 2011(1) through December 31, 2011 (Unaudited)
OPERATIONS:
Net investment income	$41,827	$33,187	$698
Net realized gain (loss) on investments	(275,492)	1,348,663	(22,186)
Change in net unrealized appreciation/depreciation on investments	(1,379,834)	3,730,879	67,277
Net increase (decrease) in net assets resulting from operations	(1,613,499)	5,112,729	45,789
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class L	Class L
Net investment income	(13,249)	(50,863)	(529)
Net realized gain on investments	—	—	—
Net decrease in net assets resulting from distributions paid	(13,249)	(50,863)	(529)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class I	Class I
Net investment income	(792)	—	—
Net realized gain on investments	—	—	—
Net decrease in net assets resulting from distributions paid	(792)	—	—
CAPITAL SHARE TRANSACTIONS:	Class L	Class L
Shares sold	607,439	2,200,504	1,306,916
Shares issued to holders in reinvestment of distributions	13,249	50,863	339
Shares redeemed	(984,871)	(1,991,047)	(15)
Redemption fees	—	286	—
Net increase (decrease) in net assets resulting from capital share transactions	(364,183)	260,606	1,307,240
CAPITAL SHARE TRANSACTIONS:	Class I	Class I
Shares sold	2,832,596	249,950	—
Shares issued to holders in reinvestment of distributions	755	—	—
Shares redeemed	(112,006)	—	—
Net increase in net assets resulting from capital share transactions	2,721,345	249,950	—
Total Increase in Net Assets	729,622	5,572,422	1,352,500
NET ASSETS:
Beginning of Period	20,747,973	15,175,551	—
End of Period	$21,477,595	$20,747,973	$1,352,500
Undistributed net investment income	$27,786	$—	$169
TRANSACTIONS IN SHARES:	Class L	Class L
Shares sold	26,534	96,712	151,517
Shares issued to holders in reinvestment of distributions	600	2,163	38
Shares redeemed	(42,921)	(86,785)	(2)
Net increase (decrease) in shares outstanding	(15,787)	12,090	151,553
TRANSACTIONS IN SHARES:	Class I	Class I
Shares sold	128,991	9,825	—
Shares issued to holders in reinvestment of distributions	34	—	—
Shares redeemed	(5,128)	—	—
Net increase in shares outstanding	123,897	9,825	—

(1)  Commenced operations.

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2011 (Unaudited)		Year Ended June 30, 2011	Year Ended June 30, 2010(1)	Year Ended June 30, 2009(2)	Year Ended June 30, 2008(2)	Year Ended June 30, 2007(2)
Net Asset Value, Beginning of Period	$9.81		$7.55	$7.82	$13.24	$16.11	$13.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.30	0.27	0.29	0.31	0.25
Net realized and unrealized gain (loss) on investments	(1.95)		2.15	(0.18)	(4.97)	(1.75)	3.25
Total Income (Loss) from Investment Operations	(1.93)		2.45	0.09	(4.68)	(1.44)	3.50
LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.19)	(0.36)	(0.35)	(0.25)	(0.22)
From net realized gain on investments	––		––	––	(0.39)	(1.18)	(0.25)
Total Distributions	(0.23)		(0.19)	(0.36)	(0.74)	(1.43)	(0.47)
Net Asset Value, End of Period	$7.65		$9.81	$7.55	$7.82	$13.24	$16.11
Total Return	(19.58	)%(3)	32.58%	0.52%	(35.13)%	(9.60)%	27.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,435		$14,236	$38,517	$199,884	$474,087	$712,620

Ratio of expenses to average net assets

Before waivers and reimbursements	2.59	%(4)	1.75%	1.34%	1.16%	1.06%	1.07%
Net of waivers and reimbursements	0.75	%(4)	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of net investment income (loss) to average net assets

Before waivers and reimbursements	(1.39	)%(4)	(0.48)%	0.07%	1.78%	1.44%	1.30%
Net of waivers and reimbursements	0.45	%(4)	0.52%	0.66%	2.19%	1.75%	1.62%
Portfolio turnover rate	139	%(3)	264%	268%	57%	54%	62%

(1)  Effective October 12, 2009, Mastholm Asset Management, LLC became subadviser to the Fund.

(2)  New Star Institutional Managers Limited served as subadviser.

(3)  Not Annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra SAM Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2011 (Unaudited)		Period Ended June 30, 2011(1)(2)		Year Ended August 31, 2010	Period Ended August 31, 2009(3)
Net Asset Value, Beginning of Period	$13.15		$11.00		$11.30	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.25		0.18 (4)	0.01	(4)
Net realized and unrealized gain (loss) on investments	(1.76)		2.53		0.47	1.29
Total Income (Loss) from Investment Operations	(1.71)		2.78		0.65	1.30
LESS DISTRIBUTIONS:
From net investment income	(0.21)		(0.21)		(0.05)	––
From net realized gain on investments	(0.77)		(0.42)		(0.90)	––
Total Distributions	(0.98)		(0.63)		(0.95)	––
Redemption fees retained	––		––		–– (5)	––
Net Asset Value, End of Period	$10.46		$13.15		$11.00	$11.30
Total Return	(12.75	)%(6)	25.64	%(6)	5.42%	13.00	%(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$18,132		$19,292		$16,756	$11,614
Ratio of expenses to average net assets
Before waivers and reimbursements	1.69	%(7)	2.41	%(7)	2.81%	4.06	%(7)
Net of waivers and reimbursements	1.20	%(7)	1.20	%(7)	1.20%	1.20	%(7)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.67	%(7)	1.02	%(7)	(0.03)%	(2.59	)%(7)
Net of waivers and reimbursements	1.16	%(7)	2.23	%(7)	1.58%	0.27	%(7)
Portfolio turnover rate	23	%(6)	33	%(6)	88%	72	%(6)

(1)  Effective June 30, 2011, the Fund changed its fiscal year end to June 30 from August 31.

(2)  Effective June 10, 2011, Frontegra Asset Management, Inc. became adviser and Sustainable Asset Management USA, Inc. became subadviser to the Fund.

(3)  Commenced operations on June 18, 2009.

(4)  Per share net investment income has been calculated using the daily average share method.

(5)  Less than one cent per share.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Period Ended December 31, 2011(1) (Unaudited)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	––	(2)
Net realized and unrealized loss on investments	(0.03)
Total Loss from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return	(0.30	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$997
Ratio of expenses to average net assets
Before waivers and reimbursements	18.80	%(4)
Net of waivers and reimbursements	0.80	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(18.64	)%(4)
Net of waivers and reimbursements	(0.64	)%(4)
Portfolio turnover rate	0	%(3)

(1)  Commenced operations on December 28, 2011.

(2)  Less than one cent per share.

(3)  Not Annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra HEXAM Emerging Markets Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2011 (Unaudited)		Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$9.50		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.08	(2)
Net realized and unrealized loss on investments	(2.46)		(0.58)
Total Loss from Investment Operations	(2.43)		(0.50)
LESS DISTRIBUTIONS:
From net investment income	(0.05)		––
From net realized gain on investments	(0.07)		––
Total Distributions	(0.12)		––
Net Asset Value, End of Period	$6.95		$9.50
Total Return	(25.66	)%(3)	(5.00	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,564		$25,275
Ratio of expenses to average net assets
Before waivers and reimbursements	1.83	%(4)	2.33	%(4)
Net of waivers and reimbursements	1.30	%(4)	1.30	%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.20	%(4)	0.61	%(4)
Net of waivers and reimbursements	0.73	%(4)	1.64	%(4)
Portfolio turnover rate	52	%(3)	33	%(3)

(1)  Commenced operations on December 20, 2010.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not Annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2011 (Unaudited)		Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$10.75		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03)		(0.02	)(2)
Net realized and unrealized gain (loss) on investments	(1.62)		0.77
Total Income (Loss) from Investment Operations	(1.65)		0.75
Net Asset Value, End of Period	$9.10		$10.75
Total Return	(15.43	)%(3)	7.60	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,443		$2,036
Ratio of expenses to average net assets
Before waivers and reimbursements	6.72	%(4)	10.93	%(4)
Net of waivers and reimbursements	1.10	%(4)	1.10	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(6.45	)%(4)	(10.75	)%(4)
Net of waivers and reimbursements	(0.83	)%(4)	(0.92	)%(4)
Portfolio turnover rate	72	%(3)	28	%(3)

(1)  Commenced operations on March 23, 2011.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(3)  Not Annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2011 (Unaudited)		Year Ended June 30, 2011		Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007
Net Asset Value, Beginning of Period	$13.75		$10.08		$9.03	$11.81	$12.88	$10.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	—	(3)	(0.05	)(1)	0.02 (2)	0.01	— (3)	0.03
Net realized and unrealized gain (loss) on investments	(1.50)		3.72		1.05	(2.79)	(0.90)	2.62
Total Income (Loss) from Investment Operations	(1.50)		3.67		1.07	(2.78)	(0.90)	2.65
LESS DISTRIBUTIONS:
From net investment income	—		—	(3)	(0.02)	— (3)	(0.02)	—
From net realized gain on investments	—		—		—	—	(0.15)	(0.06)
From return of capital	—		—		— (3)	—	—	—
Total Distributions	—		—		(0.02)	—	(0.17)	(0.06)
Net Asset Value, End of Period	$12.25		$13.75		$10.08	$9.03	$11.81	$12.88
Total Return	(10.91	)%(4)	36.43%		11.76%	(23.42)%	(7.01)%	25.81%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$135,075		$166,450		$119,657	$43,504	$31,346	$17,368

Ratio of expenses to average net assets

Before waivers and reimbursements	1.23	%(5)	1.13%	1.18%	1.45%	1.59%	2.10%
Net of waivers and reimbursements	1.10	%(5)	1.10%	1.10%	1.10%	1.10%	1.10%

Ratio of net investment income (loss) to average net assets

Before waivers and reimbursements	(0.13	)%(5)	(0.39)%	0.17%	(0.13)%	(0.40)%	(0.70)%
Net of waivers and reimbursements	0.00	%(5)	(0.36)%	0.25%	0.22%	0.09%	0.30%
Portfolio turnover rate	16	%(4)	33%	41%	36%	32%	49%

(1)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not Annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Six Months Ended December 31, 2011 (Unaudited)		Year Ended June 30, 2011		Year Ended June 30, 2010	Year Ended June 30, 2009	Period Ended June 30, 2008(1)
Net Asset Value, Beginning of Period	$13.59		$10.00		$8.98	$11.78	$12.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)		(0.09	)(2)	—	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.49)		3.68		1.02	(2.78)	(0.57)
Total Income (Loss) from Investment Operations	(1.51)		3.59		1.02	(2.80)	(0.59)
LESS DISTRIBUTIONS:
From net investment income	—		—		—	—	(0.02)
From net realized gain on investments	—		—		—	—	(0.15)
Total Distributions	—		—		—	—	(0.17)
Net Asset Value, End of Period	$12.08		$13.59		$10.00	$8.98	$11.78
Total Return	(11.11	)%(3)	35.90%		11.36%	(23.77)%	(4.76	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,219		$22,792		$15,560	$895	$1,034
Ratio of expenses to average net assets
Before waivers and reimbursements	1.63	%(4)	1.53%		1.58%	1.85%	2.01	%(4)
Net of waivers and reimbursements	1.50	%(4)	1.50%		1.50%	1.50%	1.55	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(0.53	)%(4)	(0.79)%		(0.23)%	(0.53)%	(0.80	)%(4)
Net of waivers and reimbursements	(0.40	)%(4)	(0.76)%		(0.15)%	(0.18)%	(0.34	)%(4)
Portfolio turnover rate	16	%(3)	33%		41%	36%	32	%(3)

(1)  Commenced operations on November 1, 2007.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class L
	Six Months Ended December 31, 2011 (Unaudited)		Year Ended June 30, 2011(1)	Six Months Ended June 30, 2010(2)		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006(3)
Net Asset Value, Beginning of Period	$24.51		$18.40	$18.48		$14.93	$20.01	$21.86	$20.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.04 (4)	0.02	(4)	0.06 (4)	0.13 (4)	0.05 (4)	0.03
Net realized and unrealized gain (loss) on investments	(2.01)		6.13	(0.10)		3.56	(5.08)	(1.68)	1.85
Total Income (Loss) from Investment Operations	(1.99)		6.17	(0.08)		3.62	(4.95)	(1.63)	1.88
LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.06)	—		(0.07)	(0.13)	(0.09)	(0.02)
From net realized gain on investments	—		—	—		—	—	(0.13)	—
Total Distributions	(0.02)		(0.06)	—		(0.07)	(0.13)	(0.22)	(0.02)
Redemption fees retained	—	(5)	— (5)	—	(5)	— (5)	— (5)	— (5)	—
Net Asset Value, End of Period	$22.50		$24.51	$18.40		$18.48	$14.93	$20.01	$21.86
Total Return	(8.13	)%(6)	33.55%	(0.43	)%(6)	24.29%	(24.68)%	(7.46)%	9.41	%(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$18,469		$20,507	$15,176		$19,331	$17,201	$21,936	$1,233
Ratio of expenses to average net assets
Before waivers and reimbursements	1.74	%(7)	1.69%	1.68	%(7)	1.71%	1.52%	2.43%	14.93	%(7)
Net of waivers and reimbursements	0.99	%(7)	0.99%	0.99	%(7)	0.99%	0.99%	1.18%	1.50	%(7)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.31	)%(7)	(0.52)%	(0.53	)%(7)	(0.31)%	0.21%	(0.54)%	(12.79	)%(7)
Net of waivers and reimbursements	0.44	%(7)	0.18%	0.16	%(7)	0.41%	0.74%	0.71%	0.63	%(7)
Portfolio turnover rate	13	%(6)	37%	43	%(6)	67%	34%	148%	11	%(6)

(1)  Effective October 8, 2010, Frontegra Asset Management, Inc. became adviser and Phocas Financial Corp. became subadviser to the Fund.

(2)  Effective June 30, 2011, the Fund changed its fiscal year end to June 30 from December 31.

(3)  Commenced operations on September 29, 2006.

(4)  Per share net investment income has been calculated using the daily average shares method.

(5)  Less than one cent per share.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class I
	Six Months Ended December 31, 2011 (Unaudited)		Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$24.51		$25.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	—	(2)	(0.04)
Net realized and unrealized loss on investments	(2.01)		(0.89)
Total Loss from Investment Operations	(2.01)		(0.93)
LESS DISTRIBUTIONS:
From net investment income	—	(2)	—
From net realized gain on investments	—		—
Total Distributions	—		—
Net Asset Value, End of Period	$22.50		$24.51
Total Return	(8.18	)%(3)	(3.66	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,009		$241
Ratio of expenses to average net assets
Before waivers and reimbursements	1.85	%(4)	1.76	%(4)
Net of waivers and reimbursements	1.10	%(4)	1.10	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.42	)%(4)	(1.41	)%(4)
Net of waivers and reimbursements	0.33	%(4)	(0.75	)%(4)
Portfolio turnover rate	13	%(3)	37	%(3)

(1)  Commenced operations on April 7, 2011.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended December 31, 2011(1) (Unaudited)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	—	(2)
Net realized and unrealized loss on investments	(1.08)
Total Loss from Investment Operations	(1.08)
Net Asset Value, End of Period	$8.92
Total Return	(10.76	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,353
Ratio of expenses to average net assets
Before waivers and reimbursements	13.59	%(4)
Net of waivers and reimbursements	1.10	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(12.33	)%(4)
Net of waivers and reimbursements	0.16	%(4)
Portfolio turnover rate	28	%(3)

(1)  Commenced operations on July 1, 2011.

(2)  Less than one cent per share.

(3)  Not Annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (Unaudited)

(1)  ORGANIZATION

Frontegra Funds, Inc. (the "Company") was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontegra Mastholm International Equity Fund, Frontegra MFG Global Equity Fund, Frontegra Timpani Small Cap Growth Fund and Frontegra Netols Small Cap Value Fund is capital appreciation. The investment objective of each of the Frontegra SAM Global Equity Fund and Frontegra HEXAM Emerging Markets Fund is long-term capital growth. The investment objective of the Frontegra Phocas Small Cap Value Fund is long-term total investment through capital appreciation. The investment objective of the Lockwell Small Cap Value Fund is long-term capital appreciation.

As of December 31, 2011, the Company had eight series in operations. A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontegra Mastholm International Equity Fund	Frontegra Asset Management, Inc. ("Frontegra")	Mastholm Asset Management, LLC ("Mastholm")	Single Class	Jan. 8, 2004

Frontegra SAM Global Equity Fund	Frontegra	Sustainable Asset Management USA, Inc. ("SAM")	Single Class	June 18, 2009

Frontegra MFG Global Equity Fund	Frontegra	MFG Asset Management ("MFG")	Single Class	Dec. 28, 2011

Frontegra HEXAM Emerging Markets Fund	Frontegra	HEXAM Capital Partners, LLP ("HEXAM")	Single Class	Dec. 20, 2010

Frontegra Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (a)	None	Multi-Class • Institutional • Class Y (b)	Mar. 23, 2011

Frontegra Netols Small Cap Value Fund	Frontegra	Netols Asset Management, Inc. ("Netols")	Multi-Class • Institutional • Class Y	Dec. 16, 2005

Frontegra Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp. ("Phocas")	Multi-Class • Class L • Class I	Sep. 29, 2006

Lockwell Small Cap Value Fund	Lockwell Investments, LLC ("Lockwell")	None	Single Class	July 1, 2011

(a)  Timpani Capital Management LLC is an affiliate of Frontegra Asset Management, Inc.

(b)  As of December 31, 2011, the Class Y shares of the Frontegra Timpani Small Cap Growth Fund had not commenced operations.

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

Two of the eight Funds reorganized with predecessor funds with comparable investment objectives. A summary of the reorganizations for each of these Funds is included below:

Fund	Predecessor Fund	Date of Reorganization
Frontegra SAM Global Equity Fund	SAM Sustainable Global Active Fund	June 10, 2011

Frontegra Phocas Small Cap Value Fund	Phocas Small Cap Value Fund	Oct. 8, 2010

The reorganizations were effected via a tax-free reorganization and the net assets of the predecessor funds comprised substantially all of the net assets of the respective Frontegra Fund on the date of the reorganization. The predecessor funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the predecessor funds for periods prior to the reorganization date. Shareholders in the respective predecessor funds were issued shares in the respective Frontegra Fund on the date of the reorganization and the final net asset value of the respective predecessor fund served as the beginning net asset value for the respective Frontegra Fund. Information with respect to net assets and other relevant operating data for the predecessor funds on the reorganization date is included below:

	SAM Sustainable Global Active Fund	Phocas Small Cap Value Fund
Net assets	$20,440,464	$17,426,430
Shares outstanding	1,608,297	825,087
Net asset value	$12.71	$21.12
Investments at fair value	$20,531,653	$17,425,756
Unrealized appreciation/(depreciation)	$2,067,675	$2,660,123
Undistributed net investment income	$206,426	$124,241
Accumulated net realized gain (loss)	$552,216	$(4,486,379)
Tax capital loss carryforward	$—	$4,208,769

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)  Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and evaluated dealer bid quotations. Shares of underlying mutual funds are valued at their respective NAVs. Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges, including participatory notes, generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra Mastholm International Equity, Frontegra SAM Global Equity, Frontegra MFG Global Equity and Frontegra HEXAM Emerging Markets Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board of Directors.

On January 21, 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, Improving Disclosures about Fair Value Measurements. ASU No. 2010-06 amends FASB Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures, (formerly FASB Statement No. 157), to require additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis was be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices).

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Mastholm International Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$11,220,139	$—	$—	$11,220,139
Rights	—	6,057	—	6,057
Total Equity	11,220,139	6,057	—	11,226,196
Short-Term Investments	151,894	—	—	151,894
Total Investments in Securities	$11,372,033	$6,057	$—	$11,378,090

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

SAM Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$17,107,970	$—	$—	$17,107,970
Total Equity	17,107,970	—	—	17,107,970
Short-Term Investments	987,653	—	—	987,653
Total Investments in Securities	$18,095,623	$—	$—	$18,095,623

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$967,454	$—	$—	$967,454
Total Equity	967,454	—	—	967,454
Short-Term Investments	1,000,000	—	—	1,000,000
Total Investments in Securities	$1,967,454	$—	$—	$1,967,454

HEXAM Emerging Markets

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$17,781,517	$—	$—	$17,781,517
Preferred Stocks	1,466,356	—	—	1,466,356
Total Equity	19,247,873	—	—	19,247,873
Short-Term Investments	336,319	—	—	336,319
Total Investments in Securities	$19,584,192	$—	$—	$19,584,192

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$2,432,144	$—	$—	$2,432,144
Total Equity	2,432,144	—	—	2,432,144
Short-Term Investments	28,026	—	—	28,026
Total Investments in Securities	$2,460,170	$—	$—	$2,460,170

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$151,923,143	$—	$—	$151,923,143
Total Equity	151,923,143	—	—	151,923,143
Short-Term Investments	2,452,734	—	—	2,452,734
Total Investments in Securities	$154,375,877	$—	$—	$154,375,877

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$21,009,121	$—	$—	$21,009,121
Total Equity	21,009,121	—	—	21,009,121
Short-Term Investments	522,290	—	—	522,290
Total Investments in Securities	$21,531,411	$—	$—	$21,531,411

Lockwell Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$1,260,475	$—	$—	$1,260,475
Exchange Traded Funds	30,851	—	—	30,851
Total Equity	1,291,326	—	—	1,291,326
Short-Term Investments	57,923	—	—	57,923
Total Investments in Securities	$1,349,249	$—	$—	$1,349,249

(a)  See Fund's Schedule of Investments for sector or currency classifications.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2011, open federal and state income tax years include the tax years ended June 30, 2009, June 30, 2010 and June 30, 2011. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

(c)  Distributions to Shareholders

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

The tax character of distributions paid during the six months ended December 31, 2011 and the fiscal year ended June 30, 2011 were as follows:

	Six Months Ended December 31, 2011				Year Ended June 30, 2011
	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Mastholm International Equity	$335,834	$—	$—	$335,834	$944,668	$—	$944,668
SAM Global Equity	342,421	692,872	558,833	1,594,126	911,892	38,088	949,980
HEXAM Emerging Markets	128,066	183,995	—	312,061	—	—	—
Netols Small Cap Value	—	—	—	—	28,623	—	28,623
Phocas Small Cap Value	14,041	—	—	14,041	50,863	—	50,863
Lockwell Small Cap Value	529	—	—	529	—	—	—

Pursuant to Internal Revenue Code Section 852(b)(3), the SAM Global Equity Fund designated as long-term capital gain dividend the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2011.

The HEXAM Emerging Markets Fund and Timpani Small Cap Growth Fund commenced operations on December 20, 2010 and March 23, 2011, respectively. Neither Fund paid distributions during fiscal year 2011. The Lockwell Small Cap Value Fund and MFG Global Equity Fund commenced operations on July 1, 2011 and December 28, 2011, respectively; therefore, there is no information to be reported in the prior fiscal period.

At June 30, 2011, the Funds' most recent fiscal year end, the components of accumulated earnings/losses on a tax basis were as follows:

	Mastholm International Equity	SAM Global Equity	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Cost of investments	$12,983,495	$16,598,124	$25,341,185	$1,881,980	$140,900,044	$16,627,777
Gross unrealized appreciation	$1,564,223	$3,077,085	$873,452	$216,277	$54,497,515	$4,611,927
Gross unrealized depreciation	(141,816)	(480,213)	(1,443,785)	(45,036)	(5,900,063)	(409,118)
Net unrealized appreciation/ depreciation	1,422,407	2,596,872	(570,333)	171,241	48,597,452	4,202,809
Undistributed ordinary income	335,544	948,935	267,616	—	—	—
Undistributed long-term capital gain	—	406,428	—	—	—	—
Total distributable earnings	335,544	1,355,363	267,616	—	—	—
Other accumulated gains/(losses)	(6,614,752)	1,858	1,768	(43,013)	(3,720,338)	(2,867,123)
Total accumulated earnings/(losses)	$(4,856,801)	$3,954,093	$(300,949)	$128,228	$44,877,114	$1,335,686

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

The Lockwell Small Cap Value Fund and MFG Global Equity Fund commenced operations on July 1, 2011 and December 28, 2011, respectively; therefore, there is no information to be reported in the prior fiscal period.

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

At June 30, 2011, the Funds had the following capital loss carryforwards available, which may be utilized to offset any net realized capital gains:

	Expiring
	6/30/17	6/30/18	Total
Mastholm International Equity	$—	$6,626,048	$6,626,048
Netols Small Cap Value	—	3,720,338	3,720,338
Phocas Small Cap Value	2,867,123	—	2,867,123

At June 30, 2011, Timpani Small Cap Growth Fund had short-term capital loss carryforward that will not expire of $43,013.

During the year ended June 30, 2011, capital loss carryforwards utilized by the Mastholm International Equity Fund, Netols Small Cap Value Fund and Phocas Small Cap Value Fund were $5,845,278, $1,173,677 and $1,341,646, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

(e)  Futures Contracts

Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include: 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time. During the period ended December 31, 2011, there were no futures contracts open and outstanding.

(f)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(g)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(h)  Subsequent Events

Each Fund follows authoritative standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of the issuance and has determined there is no impact to the Funds' financial statements.

On February 6, 2012, the Board of Directors of the Company approved the liquidation of the Frontegra Mastholm International Equity Fund effective as of the close of business on April 13, 2012.

(i)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2011, the following table shows the reclassifications made:

	Mastholm International Equity	SAM Global Equity	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Paid in capital	$(91,351,836)	$(699)	$—	$(4,374)	$(706,824)	$(2,751)
Accumulated net investment income (loss)	485,256	(8,770)	(36,921)	4,374	706,823	2,752
Accumulated net realized gain (loss)	90,866,580	9,469	36,921	—	1	(1)

The permanent differences primarily relate to foreign currency and Passive Foreign Investment Company adjustments with differing book and tax methods, net operating losses, and capital loss carryforward limitations.

The Lockwell Small Cap Value Fund and MFG Global Equity Fund commenced operations on July 1, 2011 and December 28, 2011, respectively; therefore, there is no information to be reported in the prior fiscal period.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The Frontegra Mastholm International Equity, SAM Global Equity, MFG Global Equity, HEXAM Emerging Markets, Netols Small Cap Value and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Frontegra Timpani Small Cap Growth Fund. Lockwell is the investment adviser to the Lockwell Small Cap Value Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra, Timpani and Lockwell have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

October 31, 2012 (October 31, 2013 for the Frontegra SAM Global Equity and MFG Global Equity Funds) with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontegra Fund	Annual Advisory Fees	Expense Limitation
Mastholm International Equity	0.95%	0.75%
SAM Global Equity	0.80%	1.20%
MFG Global Equity	0.80%	0.80%
HEXAM Emerging Markets	0.90%	1.30%
Timpani Small Cap Growth	1.00%	1.10%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value - Class L	1.00%	0.99%
Phocas Small Cap Value - Class I	1.00%	1.10%
Lockwell Small Cap Value	1.00%	1.10%

Any waivers or reimbursements are subject to later adjustment to allow the advisers to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that an adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

	Mastholm International Equity	SAM Global Equity		MFG Global Equity	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value		Lockwell Small Cap Value
2012	$1,057,926	$—		$—	$—	$—	$111,209	$—		$—
2013	811,681	—		—	—	—	75,253	—		—
2014	377,781	26,548	*	—	75,925	46,572	53,689	104,993	**	—
2015	113,784	43,798		1,475	49,979	63,206	104,304	70,690		54,960
Total	$2,361,172	$70,346		$1,475	$125,904	$109,778	$344,455	$175,683		$54,960

*  Expenses waived/reimbursed were for the period June 10, 2011 through June 30, 2011.

**  Expenses waived/reimbursed were for the period October 8, 2010 through June 30, 2011.

The Frontegra Phocas Small Cap Value Fund has entered into a subadministration agreement with Frontegra under which Frontegra will provide certain shareholder and subadministrative services to Class I shareholders of the Fund. For its services, Frontegra, with whom certain officers and a director of the Fund are affiliated, receives an annual fee of 0.11% of Class I average net assets. This fee is calculated daily and payable monthly.

As of December 31, 2011, affiliates of Frontegra owned a controlling interest in the Frontegra MFG Global Equity Fund and affiliates of Timpani owned a controlling interest in the Frontegra Timpani Small Cap Growth Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

Frontegra Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments for the Funds for the six months ended December 31, 2011 are summarized below:

	Mastholm International Equity	SAM Global Equity	MFG Global Equity	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value	Lockwell Small Cap Value
Purchases	$17,453,188	$4,265,625	$968,522	$10,480,471	$2,379,228	$25,603,439	$4,807,203	$1,508,230
Sells	$17,041,323	$3,498,959	$—	$9,499,641	$1,602,791	$36,189,813	$2,388,341	$261,996

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DIRECTORS FEES

The Independent Directors of the Funds were paid $30,000 in director fees during the period ended December 31, 2011. The Interested Director did not receive any remuneration from the Funds.

(6)  LINE OF CREDIT

The Frontegra Mastholm International Equity Fund has a $2 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank's prime rate. There were no borrowings during the period ended December 31, 2011. During the period ended December 31, 2011, none of the other Funds had a line of credit.

(7)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

Frontegra, on behalf of the Frontegra Netols Small Cap Value Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor") for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund. For the period ended December 31, 2011, the Netols Small Cap Value Fund Class Y shares incurred $24,014 under the 12b-1 Plan.

Class Y shares of the Fund also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. For the period ended December 31, 2011, the Netols Small Cap Value Fund Class Y shares incurred $14,409 in shareholder servicing expenses.

(8)  RECENT ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in GAAP and the International Financial Reporting Standards ("IFRSs"). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Company's financial statements.

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

Board Approval of New Advisory and Subadvisory Agreements for Frontegra MFG Global Equity Fund and Frontegra MFG Core Infrastructure Fund

On December 9, 2011, the Board of Directors (the "Board") of Frontegra Funds, Inc. (the "Company") considered the approval of the advisory agreement with Frontegra Asset Management, Inc. ("Frontegra") and a new subadvisory agreement (the "MFG Subadvisory Agreement") with respect to two new series of the Company, the Frontegra MFG Global Equity Fund (the "Global Equity Fund") and the Frontegra MFG Core Infrastructure Fund (the "Infrastructure Fund") (each a "Fund" and collectively "the Funds").

Board Approval of Advisory Agreement

When the Board reviewed the advisory agreement, the Board was provided materials relevant to its consideration of the agreement. The Board also reviewed the fee that would be payable by the Funds under the advisory agreement, the proposed expense cap agreement between the Funds and Frontegra and comparative fee and expense information provided by an independent third party. The Board also reviewed Frontegra's memorandum to the Board with respect to Frontegra's business, operations, the services to be provided and other matters relevant to their consideration of the agreement.

In approving the advisory agreement, the Board analyzed and reviewed various factors with respect to the Funds that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided. The Board considered Frontegra's background and the services it would provide to the Funds and their shareholders. The Board discussed the fact that Frontegra had chosen the Funds' investment strategies and had selected MFG Asset Management ("MFG") to make the day-to-day investment decisions for the Funds. The Board noted that Frontegra has over 15 years of experience in hiring and supervising subadvisers to other portfolios in the Frontegra family of funds. The Board discussed Frontegra's responsibilities for overseeing MFG as subadviser to the Funds and for monitoring the Funds' compliance with applicable requirements under the securities laws. The Board concluded that the range of services to be provided by Frontegra was appropriate.

Proposed Fees. The Board compared each Fund's contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the Fund's peer group. The Board noted that each Fund's advisory fee was well below the industry averages and each Fund's total expense ratio, after giving effect to the proposed expense cap agreement, was well below the industry averages. The Board concluded that the proposed fees to be paid by the Funds to Frontegra were reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. Frontegra did not provide any specific information regarding the costs of services to be provided or the profits it might realize because the Funds had not commenced operations.

Economies of Scale. Because the Funds had not commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Funds' assets.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Funds (in addition to the advisory fees). The Board believed Frontegra would generally benefit from its association with the Funds. The Board concluded that such potential benefits were reasonable.

Board Approval of Subadvisory Agreements

Global Equity and Infrastructure Funds

The Board also reviewed the MFG Subadvisory Agreement on behalf of the Funds on December 9, 2011. The Board was provided materials relevant to its consideration of the agreement, such as MFG's Form ADV and Code of Ethics and information regarding MFG's compliance program, performance, investment strategy, trading procedures, personnel and financial condition. The Board was provided with MFG's response to a detailed request submitted by the Company's legal counsel on behalf of the directors. In addition, two MFG representatives attended the meeting in-person and provided a presentation regarding various matters relevant to the Board's consideration of the subadvisory agreement.

In considering the MFG Subadvisory Agreement, the Board analyzed and reviewed various factors with respect to each Fund and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Global Equity Fund

Nature, Extent and Quality of the Services to be Provided. The Board considered MFG's background as a manager of global equity securities. The Board reviewed information regarding MFG's investment program and the investment experience of the portfolio managers for the Funds. In addition, the Board engaged in an in-person question and answer session with two representatives from MFG regarding the firm's background, history, strategies and financial condition. The Board determined that the Fund was likely to benefit from MFG's status as a boutique asset management firm based in Sydney, Australia, and experience investing in global equity securities.

Investment Performance of MFG. The Board reviewed historical performance data for a comparable fund registered in Australia and managed by MFG in the global equity strategy and noted that this fund had generally outperformed its benchmark index for the periods presented. The Board concluded that MFG appeared to have an effective investment process for this strategy.

Proposed Fee. The Board noted the management fee for an Australian global equity fund managed by MFG. The Board determined that the proposed subadvisory fee was appropriate in light of the Fund's investment style. In evaluating the subadvisory fee, the Board noted that the fee will be paid by Frontegra and that therefore the overall advisory fee paid by the Fund will not be directly affected by the subadvisory fee.

Costs and Profitability. MFG did not provide any specific information regarding the costs of services to be provided or the profits it might realize because the Fund had not commenced operations.

Economies of Scale. Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to MFG. The Board considered information presented regarding any benefits to MFG from serving as subadviser to the Fund (in addition to the subadvisory fee). The Board believed that MFG will generally benefit from its association with the Fund. The Board concluded that the benefits to be realized by MFG from its relationship to the Fund were appropriate.

Infrastructure Fund

Nature, Extent and Quality of the Services to be Provided. The Board considered MFG's background and experience managing other infrastructure products and its overall global infrastructure capabilities. The Board reviewed information regarding MFG's investment program and the investment experience of the portfolio managers for the Fund. In addition, the Board engaged in an in person question and answer session with two representatives from MFG regarding the firm's background, history, strategies and financial condition. The Board determined that the Fund was likely to benefit from MFG's status as a boutique asset management firm, based in Sydney, Australia, and experience in global infrastructure investing.

Investment Performance of MFG. The Board reviewed historical performance data for a comparable fund registered in Australia and managed by MFG in the infrastructure strategy and noted that this fund had generally outperformed its benchmark index for the periods presented. The Board concluded that MFG appeared to have an effective investment process for this strategy.

Proposed Fee. The Board noted the management fee for an Australian infrastructure fund managed by MFG. The Board determined that the proposed subadvisory fee was appropriate in light of the Fund's investment style. In evaluating the subadvisory fee, the Board noted that the fee will be paid by Frontegra and that therefore the overall advisory fee paid by the Fund will not be directly affected by the subadvisory fee.

Costs and Profitability. MFG did not provide any specific information regarding the costs of services to be provided or the profits it might realize because the Fund had not commenced operations.

Economies of Scale. Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to MFG. The Board considered information presented regarding any benefits to MFG from serving as subadviser to the Fund (in addition to the subadvisory fee). The Board believed that MFG will generally benefit from its association with the Fund. The Board concluded that the benefits to be realized by MFG from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the MFG Subadvisory Agreement were fair and reasonable and in the best interests of the shareholders of the Funds.

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A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to each Fund's adviser or subadviser. A description of the Frontegra Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)          The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of

1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	February 28, 2012

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	February 27, 2012